EXHIBIT 10.13



                     Agreement Between Owner and Architect
                   With Descriptions of Designated Services
                           And Terms and Conditions




                               TABLE OF ARTICLES


                           PART 1 - FORM OF AGREEMENT

ARTICLE 1.1          SCHEDULE OF DESIGNATED SERVICES
ARTICLE 1.2          COMPENSATION
ARTICLE 1.3          PAYMENTS
ARTICLE 1.4          TIME AND COST
ARTICLE 1.5          ENUMERATION OF DOCUMENTS
ARTICLE 1.6          OTHER CONDITIONS OR SERVICES

                          PART 2 - DESCRIPTIONS OF DESIGNATED SERVICES

ARTICLE 2.1          DESIGNATED SERVICES
ARTICLE 2.2          PHASES OF DESIGNATED SERVICES
ARTICLE 2.3          DESCRIPTIONS OF DESIGNATED SERVICES
ARTICLE 2.4          DESCRIPTIONS OF SUPPLEMENTAL SERVICES

                          PART 3 - TERMS AND CONDITIONS

ARTICLE 3.1          ARCHITECT'S RESPONSIBILITIES
ARTICLE 3.2          OWNER'S RESPONSIBILITIES
ARTICLE 3.3          CONTRACT ADMINISTRATION
ARTICLE 3.4          USE OF PROJECT DRAWINGS, SPECIFICATIONS AND OTHER DOCUMENTS
ARTICLE 3.5          COST OF THE WORK
ARTICLE 3.6          PAYMENTS TO THE ARCHITECT
ARTICLE 3.7          DISPUTE RESOLUTION
ARTICLE 3.8          MISCELLANEOUS PROVISIONS
ARTICLE 3.9          TERMINATION, SUSPENSION OR ABANDONMENT

                                    PART 1



               FORM OF AGREEMENT BETWEEN OWNER AND ARCHITECT FOR
                             DESIGNATED SERVICES




                          Made as of January 17, 2000


BETWEEN the Owner:

Chukchansi Economic Development Authority
46575 Road 417
Coarsegold, California 93614


and the Architect:

Morris & Brown Architects, Ltd.
1695 Meadow Wood Lane #220
Reno, NV 89502

For the following Project:

Chukchansi Gold Resort & Casino
Coarsegold, California


The Development Manager is:

Cascade Entertainment Group, LLC
7915 Folsom Boulevard
Sacramento, California 95826









The Owner and Architect agree as follows:

                                 ARTICLE 1.1.
                                 ------------

1.1.1    SEE ATTACHED CHART

                                 ARTICLE 1.2
                                 -----------

                                 COMPENSATION


The Owner shall compensate the Architect as follows:

1.2.1 For Designated Services, as identified in the Schedule of Designated Services, described in the Description of Designated Services, and any other services included in Article 1.6, compensation shall be computed as follows:


FIXED AMOUNT IN THE TOTAL AMOUNT OF THREE MILLION FIVE HUNDRED
TWENTY ONE THOUSAND FIVE HUNDRED SEVENTY THREE DOLLARS ($3,521,573)


1.2.2 For Contingent Additional Services of the Architect, as described in the Terms and Conditions, but excluding Contingent Additional Services of Consultants, compensation shall be computed as follows:


RATES SHALL BE AN HOURLY RATE OR QUOTED FEE, EACH AS APPROVED IN
ADVANCE BY DEVELOPMENT MANAGER


1.2.3 For Contingent Additional Services of the Architect's Consultants, including additional structural, mechanical and electrical engineering, and those identified in Article 1.6 and in the Schedule of Designated Services or as part of the Architect's Contingent Additional Services under the Terms and Conditions, compensation shall be computed as a multiple of one (1) times the amounts billed to the Architect for such services.


1.2.4 For Reimbursable Expenses, as described in Article 3.7 of the Terms and Conditions, and any other items included in Article 1.6 as a Reimbursable Expense, the compensations shall be computed as a multiple of one (1) times the expense incurred by the Architect, the Architect's employees and consultants in the interest of the Project.

1.2.5 If the Designated Services identified in the Schedule of Designated Services have not been completed within forty eight (48) months of the date hereof, through no fault of the Architect, extension of the Architect's services beyond that time shall be compensated as provided in Paragraph 1.2.2.

1.2.6 The rates and multiples set forth for Contingent Additional Services shall be adjusted in accordance with normal salary review practices of the Architect but in no event prior to eighteen months after the date hereof.

                                 ARTICLE 1.3
                                 -----------

                                   PAYMENTS

1.3.1 An initial payment of zero dollars ($0) shall be made upon execution of this Agreement and is the minimum payment under this Agreement. It shall be credited to the Owner's account at final payment. Subsequent payments for Designated Services shall be made monthly, and where applicable, shall be in proportion to services performed within each phase of service, on the basis set forth in the Agreement.

1.3.2 Where compensation is based on a stipulated sum or percentage of Construction Cost, progress payments for Designated Services in each phase shall be made monthly and shall be in proportion to services performed within each Phase of Services, so that Compensation for each Phase shall equal the following amounts or percentages of the total compensation payable for such Designated Services.


Phase                                                    Amount or Percentage
-----                                                    --------------------
Pre-Design Phase:                                               0%
Site Analysis Phase:                                            0%
Schematic Design Phase:                                         15%
Design Development Phase:                                       25%
Contract Documents Phase:                                       45%
Bidding or Negotiation Phase and
Contract Administration Phase (collectively):                   15%
Post-Contract Phase:                                             0%

1.3.3 Payments are due and payable thirty (30) days from the date of the Architect's invoice provided that Architect delivers an Application for Payment and all required supporting certificates to the Development Manager not later than the twenty-fifth (25th) day of a month, projected to the end of such month, in which case the Owner shall make payment to the Architect not later than the twenty-fifth (25th) day of the following month. Amounts unpaid forty-five (45) days after the invoice date shall bear interest at the rate entered below, or in the absence thereof, at the legal rate prevailing from time to time at the principal place of business of the Architect.
(Insert rate of interest agreed upon.)

Interest shall be payable in the amount of the "Prime Rate". The Prime Rate for any calendar month is the rate of interest quoted on the last business day of the preceding calendar month in the "Money Rates" section of the West Coast Edition of the Wall Street Journal as the "Prime Rate", which is the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks.


                                 ARTICLE 1.4
                                 -----------

                                 TIME AND COST

1.4.1 Unless otherwise indicated, the Owner and the Architect shall perform their respective obligations as expeditiously as is consistent with normal skill and care and the orderly progress of the Project. The Architect shall perform its duties hereunder in accordance with the Project Schedule attached hereto as Exhibit A, and shall include allowances for periods of time required for the review of Development Manager and for approval of submissions by authorities having jurisdiction over the Project. Time limits established by the Project Schedule shall not, except for reasonable cause, be exceeded by the Architect or Development Manager. If the Architect is delayed in the performance of services under this Agreement by the Owner, the Owner's Consultants, or any other cause not within the control of the Architect, the Project Schedule shall be adjusted accordingly.

1.4.2 The Owner has established an overall budget for the Project, including the Construction Cost, the Owner's other costs and contingencies related to all of these costs (the "Project Budget").

1.4.3    Intentionally Deleted.


                                 ARTICLE 1.5
                                 -----------

                           ENUMERATION OF DOCUMENTS

1.5.1 This Agreement represents the entire and integrated agreement between the Owner and Architect and supersedes all prior negotiations, representations or agreements, either written or oral. This Agreement may be amended only by written instrument signed by both Owner and Architect.

1.5.2 The parts of this Agreement between the Owner and Architect, except for amendments issued after execution of this Agreement, are enumerated as follows:

1.5.2.1 Form of Agreement Between Owner and Architect For Designated Services-Part 1;

1.5.2.2   Descriptions of Designated Services-Part 2;

1.5.2.3   Terms and Conditons-Part 3.

1.5.2.4 Other Documents, if any, forming a part of the contract are as follows: NONE
(Insert any additional documents, but only if they are intended to be part of the contract between the Owner and the Architect.)


                                 ARTICLE 1.6
                                 -----------

                         OTHER CONDITIONS OR SERVICES

NONE


This Agreement entered into as of the day and year first written above.


THE CHUKCHANSI
ECONOMIC DEVELOPMENT
AUTHORITY

By:       /s/ Dixie Jackson
Name:     Dixie Jackson
Its:      Chairperson


MORRIS & BROWN ARCHITECTS LTD.,
a Nevada corporation

By:      /s/ William F. Morris
Name:    William F. Morris
Its:     President

PART 2
DESCRIPTIONS OF DESIGNATED SERVICES
for the Agreement
Between Owner and Architect

The General Conditions of the Contract for Construction attached hereto as Exhibit B (the "General Conditions") is incorporated herein and shall be binding upon Owner and Architect, notwithstanding anything in Paragraph 1.1.2 of the General Conditions to the contrary. "Construction Manager" shall mean Walton Construction Company, Inc., or its successor with respect to the Project. References to "Contractor" herein shall mean and apply to Construction Manager.

                                 ARTICLE 2.1
                                 -----------

                              DESIGNATED SERVICES

2.1.1 In accordance with the Schedule of Designated Services completed under
Part 1 of this Agreement, the Owner and Architect shall provide the phases and services designated therein and described herein. Unless the responsibility for a Project phase or service is specifically allocated in the Schedule of Designated Services to the Owner, Development Manager or Construction Manager, such phase or service shall be a requirement of Architect under this Agreement; provided, that if the phrase "NOT PROVIDED" appears next to a specific Service listed hereunder, such phase or service (and if applicable all detailed services listed beneath such service) shall not be a requirement of Owner or Architect under this Agreement.

                                 ARTICLE 2.2
                                 -----------

                         PHASES OF DESIGNATED SERVICES

2.2.1 Pre-Design Phase. The Pre-Design Phase is the stage in which the Owner's program, the financial and time requirements, and the scope of the Project are established. NOT PROVIDED

2.2.2 Site Analysis Phase. The Site Analysis Phase is the stage in which site-related limitations and requirements for the Project are established.

2.2.3 Schematic Design Phase. The Schematic Design Phase is the stage in which the general scope, conceptual design, and the scale and relationship of components of the Project are established.

2.2.4 Design Development Phase. The Design Development Phase is the stage in which the size and character of the Project are further refined and described, including architectural, structural, mechanical and electrical systems, materials, and such other elements as may be appropriate.

2.2.5 Contract Documents Phase. The Contract Documents Phase is the stage in which the requirements for the Work are set forth in detail.

2.2.6 Bidding or Negotiations Phase. The Bidding or Negotiation Phase is the stage in which bids or negotiated proposals are solicited and obtained and in which contracts are awarded.

2.2.7 Contract Administration Phase. The Contract Administration Phase is the stage in which the Work is performed by one or more Contractors.

2.2.8 Post-Contract Phase. The Post-Contract Phase is the stage in which assistance in the Owner's use and occupancy of the Project is provided. NOT PROVIDED

2.2.9 Sequence of Phases. The services for the above phases are generally performed in a chronological sequence following the order of phases shown in Paragraphs 2.2.1 through 2.2.8. Notwithstanding the foregoing, Owner hereby authorizes Work to commence prior to completion of the Architect's Contract Documents Phase. Architect shall provide the services designated in an overlapping manner rather than in the normal chronological sequence in order to expedite the Owner's early occupancy of all or a portion of the Project. The Owner shall furnish to the Architect in a timely manner information obtained from Construction Manager and prospective contractors regarding anticipated market conditions and construction cost, availability of labor, materials and equipment, and their proposed methods, sequences and time schedules for construction of the Work. The Architect shall prepare a schedule for providing services in order to comply with the Project Schedule. Supplemental Services may be provided, however, during a single phase or several phases and may not necessarily follow the normal chronological sequence.


                                 ARTICLE 2.3
                                 -----------

                      DESCRIPTIONS OF DESIGNATED SERVICES

PROJECT ADMINISTRATION AND MANAGEMENT SERVICES

..1       Project Administration services consisting of administrative functions including:

         .01      Consultation
         .02      Research
         .03      Conferences
         .04      Communications
         .05      Travel time
         .06      Progress reports
         .07      Direction of the work of in-house architectural personnel
         .08      Coordination of work by the Owner's forces.

..2       Disciplines Coordination/Document Checking consisting of:

         .01 Coordination between the architectural work and the work of engineering and other disciplines involved in the Project .02 Review and checking of documents prepared for the Project by the Architect and the Architect's Consultants.

..3       Agency Consulting/Review/Approval services, including:

         .01      Agency consultations
         .02      Research of critical applicable regulations
         .03      Research of community attitudes NOT PROVIDED
         .04      Preparation of written and graphic explanatory materials
         .05      Appearances with Owner at Owner's request at agency and
                  community meetings.

                  The services below apply to applicable laws, statutes, regulations and codes of regulating entities and to reviews required of user or community groups with limited or no statutory authority but significant influence on approving agencies and individuals, including:

         .06      Local political subdivisions NOT PROVIDED

         .07      Planning boards (tribal only)

         .08      County agencies

         .09      Regional agencies

         .10      Federal agencies

         .11      tribal organizations

         .12      Community organizations

         .13      Consumer interest organizations

         .14      Environmental interest groups.

..4       Owner-Supplied Data Coordination, including:

         .01      Review and coordination of data furnished for the Project as a responsibility of the Owner
         .02      Assistance in establishing criteria

         .03 Assistance in obtaining data, including, where applicable, documentation of existing conditions.

..5       Schedule Development/Monitoring services, including:

         .01 Establishment of initial schedule for Architect's services, decision-making, design, documentation, contracting and construction, based on determination of scope of Architect's services

         .02 Review and update of previously established schedules during subsequent phases.

..6       Preliminary Estimate of the Cost of the Work, including:

         .01 Preparation of a preliminary estimate of the Cost of the Work--TO BE PROVIDED BY DEVELOPMENT MANAGER AND CONSTRUCTION MANAGER

         .02 Review and update the preliminary estimate of the Cost of the Work during subsequent phases. --TO BE PROVIDED BY DEVELOPMENT MANAGER AND CONSTRUCTION MANAGER

..7       Presentation services consisting of presentations and recommendations by the Architect to the following client representatives:

         .01      Owner
         .02      Building committee(s)
         .03      Staff committee(s)
         .04      Tribal Council
         .05      Board(s) of Directors of the Owner
         .06      Financing entity (entities)
         .07      Owner's consultant(s).

PRE-DESIGN SERVICES

..8       Programming services consisting of consultation to establish and document the following detailed requirements for the Project:
         NOT PROVIDED

         .01      Design objectives, limitations and criteria
         .02      Development of initial approximate gross facility areas and space requirements
         .03      Space relations
         .04      Number of functional responsibilities personnel
         .05      Flexibility and expandability
         .06      Special equipment and systems
         .07      Site requirements
         .08      Development of a preliminary budget for the Work based on
                  programming and scheduling studies
         .09      Operating procedures
         .10      Security criteria
         .11      Communications relationships
         .12      Project schedule.

..9       Space Schematics/Flow Diagrams consisting of diagrammatic studies and pertinent descriptive text for: NOT PROVIDED

         .01      Conversion of programmed requirements to net area requirements
         .02      Internal functions
         .03      Human, vehicular and material flow patterns
         .04      General space allocations
         .05      Analysis of operating functions
         .06      Adjacency
         .07      Special facilities and equipment
         .08      Flexibility and expandability.

..10      Existing Facilities Surveys consisting of researching, assembling, reviewing and supplementing information for Projects involving alterations and additions to existing facilities or determining new space usage in conjunction with a new building program and including:
         NOT PROVIDED

         .01      Photography
         .02      Field measurements
         .03      Review of existing design data
         .04      Analysis of existing structural capabilities
         .05      Analysis of existing mechanical capabilities
         .06      Analysis of existing electrical capabilities
         .07      Review of existing drawings for critical inaccuracies, and the development of required measured drawings.

..11      Marketing Studies relating to determination of social, economic and political need for and acceptability of the Project and consisting of: NOT PROVIDED

         .01      Determination with Owner of the scope, parameters, schedule and budget for marketing studies
         .02      Identification, assembly, review and organization of existing pertinent data
         .03      Arrangement of clearances for use of existing data
         .04      Mail survey studies
         .05      Personal survey studies
         .06      Analysis of data
         .07      Assistance in obtaining computerized analysis and modeling
         .08      Computerized analysis and modeling
         .09      Preparation of interim reports
         .10      Preparation of final report
         .11      Assistance in production of final report.

..12      Economic Feasibility Studies consisting of the preparation of economic analysis and feasibility evaluation of the Project based on estimates of: NOT PROVIDED

         .01      Total Project cost
         .02      Operation and ownership cost
         .03      Financing requirements
         .04      Cash flow for design, construction and operation
         .05      Return on investment studies
         .06      Equity requirements.

..13      Project Financing services as required in connection with: NOT PROVIDED

         .01 Assistance to Owner in preparing and submitting data, supplementary drawings and documentation .02 Research of financing availability . .03 Direct solicitation of financing sources by the Architect.

                  Project financing services are required for:

         .04      Development costs
         .05      Site control and/or acquisition
         .06      Predesign and site analysis services
         .07      Planning, design, documentation and bidding services
         .08      Interim or construction financing
         .09      Permanent or long-term financing.


SITE DEVELOPMENT SERVICES

..14      Site Analysis and Selection consisting of: NOT PROVIDED

         .01      Identification of potential site(s)
         .02      On-site observations
         .03      Movement systems, traffic and parking studies
         .04      Topography analysis
         .05      Analysis of deed, zoning and other legal restrictions
         .06      Studies of availability of labor force to staff Owner's
                  facility
         .07      Studies of availability of construction materials, equipment and labor
         .08      Studies of construction market
         .09      Overall site analysis and evaluation
         .10      Comparative site studies.

..15      Site Development Planning consisting of preliminary site analysis, and preparation and comparative evaluation of conceptual site development designs, based on:

         .01      Land utilization
         .02      Structures placement
         .03      Facilities development
         .04      Development phasing
         .05      Movement systems, circulation and parking
         .06      Utilities systems
         .07      Surface and subsurface conditions
         .08      Ecological requirements--TO BE PROVIDED BY OWNER
         .09      Deeds, zoning and other legal restrictions--TO BE PROVIDED BY
                  OWNER WITH ARCHITECT'S ASSISTANCE
         .10      Landscape concepts and forms.

..16      Detailed Site Utilization Studies consisting of detailed site analyses, based on the approved conceptual site development design, including:

         .01      Land utilization
         .02      Structures placement
         .03      Facilities development
         .04      Development phasing
         .05      Movement systems, circulation and parking
         .06      Utilities systems
         .07      Surface and subsurface conditions
         .08      Review of soils report
         .09      Vegetation
         .10      Slope analysis
         .11      Ecological studies NOT PROVIDED
         .12      Deeds, zoning and other legal restrictions--TO BE PROVIDED BY
                  OWNER WITH ARCHITECT'S ASSISTANCE
         .13      Landscape forms and materials

..17      On-Site Utility Studies consisting of establishing requirements and preparing initial designs for on-site:

         .01      Electrical service and distribution
         .02      Gas service and distribution
         .03      Water supply and distribution
         .04      Site drainage
         .05      Sanitary sewer collection and disposal
         .06      Process waste water treatment PERFORMANCE SPECIFICATION ONLY
         .07      Storm water collection and disposal
         .08      Central-plant mechanical systems
         .09      Fire systems PERFORMANCE SPECIFICATION ONLY
         .10      Emergency systems
         .11      Security
         .12      Pollution control
         .13      Site illumination
         .14      Communications systems.

..18      Off-Site Utility Studies consisting of: NOT PROVIDED

         .01      Confirmation of location, size and adequacy of utilities
                  serving the site
         .02      Determination of requirements for connections to utilities
         .03      Planning for off-site utility extensions and facilities
         .04      Design of off-site utility extensions and facilities.

..19      Environmental Studies and Reports consisting of: NOT PROVIDED

         .01      Determination of need or requirements for environmental
                  monitoring, assessment and/or impact statements
         .02      Ecological studies
         .03      Preparation of environmental assessment reports
         .04      Preparation of environmental impact reports
         .05      Attendance at public meetings and hearings
         .06      Presentations to governing authorities.

..20      Zoning Processing Assistance consisting of: NOT PROVIDED

         .01      Assistance in preparing applications
         .02      Development of supporting data
         .03      Preparation of presentation materials
         .04      Attendance at public meetings and hearings.

..21      Geotechnical Engineering services, including, but not limited to:

         .01 Test borings, test pits, determinations of soil bearing values, percolation tests, evaluations of hazardous materials, ground corrosion and resistivity tests, including necessary operations for anticipating subsoil conditions

         .02      Reports and appropriate professional recommendations.

..22      Site Surveying services, to include:

         .01 Furnishing a survey by a licensed surveyor, describing the physical characteristics, legal limitations and utility locations for the site of the Project, including a written legal description of the site

         .02 Include, as applicable, grades and lines of streets, alleys, pavements and adjoining property and structures; adjacent drainage; rights-of-way, restrictions, easements, encroachments, zoning, deed restrictions, boundaries and contours of the site; locations, dimensions and necessary data pertaining to existing buildings, other improvements and trees; and information concerning available utility services and lines, both public and private, above and below grade, including inverts and depths. All information shall be referenced to a project benchmark.

DESIGN SERVICES

..23      Architectural Design/Documentation:

         .01 During the Schematic Design Phase, responding to program requirements and preparing:

                  .01      Review of Owner's Program and Budget
                  .02      Conceptual site and building plans
                  .03      Preliminary sections and elevations
                  .04      Preliminary selection of building systems and
                           materials
                  .05      Development of approximate dimensions, areas
                           and volumes
                  .06      Perspective sketch(es)--ONLY IF AUTHORIZED IN WRITING
                           BY OWNER; TO BE BILLED AS A REIMBURSABLE EXPENSE
                  .07      Study model(s). )--ONLY IF AUTHORIZED IN WRITING BY
                           OWNER; TO BE BILLED AS A REIMBURSABLE EXPENSE

         .02 During the Design Development Phase consisting of continued development and expansion of architectural Schematic Design Documents to establish the final scope, relationships, forms, size and appearance of the Project through:

                  .01      Plans, sections and elevations
                  .02      Typical construction details
                  .03      Three-dimensional sketch(es) )--ONLY IF AUTHORIZED IN
                           WRITING BY OWNER; TO BE BILLED AS A REIMBURSABLE
                           EXPENSE
                  .04      Study model(s) )--ONLY IF AUTHORIZED IN WRITING BY
                           OWNER; TO BE BILLED AS A REIMBURSABLE EXPENSE
                  .05      Final materials selection
                  .06      Equipment layouts.

         .03 During the Contract Documents Phase consisting of preparation of Drawings based on approved Design Development Documents setting forth in detail the architectural construction requirements for the Project.

..24      Structural Design/Documentation:

         .01 During the Schematic Design Phase consisting of recommendations regarding basic structural materials and systems, analyses, and development of conceptual design solutions for:

                  .01      A predetermined structural system
                  .02      Alternate structural systems. NOT PROVIDED

         .02 During the Design Development Phase consisting of continued development of the specific structural system(s) and Schematic Design Documents in sufficient detail to establish:

                  .01      Basic structural system and dimensions

                  .02      Final structural designc criteria

                  .03      Foundation design criteria

                  .04      Preliminary sizing of major structural components

                  .05      Critical coordination clearances

                  .06      Outline Specifications or materials lists.

         .03 During the Contract Documents Phase consisting of preparation of final structural engineering calculations, Drawings and Specifications based on approved Design Development Documents, setting forth in detail the structural construction requirements for the Project.

..25      Mechanical Design/Documentation:

         .01 During the Schematic Design Phase consisting of consideration of alternate materials, systems and equipment, and development of conceptual design solutions for:

                  .01      Energy source(s)
                  .02      Energy conservation
                  .03      Heating and ventilating
                  .04      Air conditioning
                  .05      Plumbing
                  .06      Fire protection PERFORMANCE SPECIFICATION ONLY
                  .07      General space requirements.

         .02 During the Design Development Phase consisting of continued development and expansion of mechanical Schematic Design Documents and development of outline Specifications or materials lists to establish:

                  .01      Approximate equipment sizes and capacities
                  .02      Preliminary equipment layouts
                  .03      Required space for equipment
                  .04      Required chases and clearances
                  .05      Acoustical and vibration control
                  .06      Visual impacts
                  .07      Energy conservation measures.

         .03 During the Contract Documents Phase consisting of preparation of final mechanical engineering calculations, Drawings and Specifications based on approved Design Development Documents, setting forth in detail the mechanical construction requirements for the Project.

..26      Electrical Design/Documentation:

         .01 During the Schematic Design Phase consisting of consideration of alternate systems, recommendations regarding basic electrical materials, systems and equipment, analyses, and development of conceptual solutions for:

                  .01      Power service and distribution
                  .02      Lighting
                  .03      Telephones
                  .04      Fire protection and alarms PERFORMANCE SPECIFICATION
                           ONLY
                  .05      Security systems
                  .06      Electronic communications
                  .07      Special electrical systems
                  .08      General space requirements.

         .02 During the Design Development Phase consisting of continued development and expansion of electrical Schematic Design Documents and development of outline Specifications or materials lists to establish:

                  .01      Criteria for lighting, electrical and communications
                           systems
                  .02      Approximate sizes and capacities of major components
                  .03      Preliminary equipment layouts
                  .04      Required spare for equipment
                  .05      Required chases and clearances.

         .03 During the Contract Documents Phase consisting of preparation of final electrical engineering calculations, Drawings and Specifications based on approved Design Development Documents, setting forth in detail the electrical requirements for the Project.

..27      Civil Design/Documentation:

         .01 During the Schematic Design Phase consisting of consideration of alternate materials and systems and development of conceptual design solutions for:

                  .01      On-site utility systems
                  .02      Fire protection systems
                  .03      Drainage systems
                  .04      Paving.

         .02 During the Design Development Phase consisting of continued development and expansion of civil Schematic Design Documents and development of outline Specifications or materials lists to establish the final scope of and preliminary details for on-site and off-site civil engineering work

         .03 During the Contract Documents Phase consisting of preparation of final civil engineering calculations, Drawings and Specifications based on approved Design Development Documents, setting forth in detail the civil construction requirements for the Project.

..28      Landscape Design/Documentation:

         .01 During the Schematic Design Phase consisting of consideration of alternate materials, systems and equipment and development of conceptual design solutions for land forms, lawns and plantings based on program requirements, physical site characteristics, design objectives and environmental determinants

         .02 During the Design Development Phase consisting of continued development and expansion of landscape Schematic Design Documents and development of outline Specifications or materials lists to establish final scope and preliminary details for landscape work

         .03 During the Contract Documents Phase consisting of preparation of Drawings and Specifications based on approved Design Development Documents, setting forth in detail the landscape requirements for the Project.

..29      Interior Design/Documentation:

         .01 During the Schematic Design Phase consisting of spare allocation and utilization plans based on functional relationships, consideration of alternate materials, systems and equipment and development of conceptual design solutions for architectural, mechanical, electrical and equipment requirements in order to establish:

                  .01      Partition locations
                  .02      Furniture and equipment layouts
                  .03      Types and qualities of finishes and materials for
                           furniture, furnishings and equipment.

         .02 During the Design Development Phase consisting of continued development and expansion of interior Schematic Design Documents and development of outline Specifications or materials lists to establish final scope and preliminary details relative to:

                  .01      Interior construction of the Project.
                  .02      Special interior design features
                  .03      Furniture, furnishings and equipment selections
                  .04      Materials, finishes and colors.

         .03 During the Contract Documents Phase consisting of preparation of Drawings, Specifications and other documents based on approved Design Development Documents, setting forth in detail the requirements for interior construction, furniture, furnishings and equipment, food facilities, security and surveillance systems, data cabling and sound system design for the Project, but excluding lighting and sound for the theater.

..30      Special Design/Documentation, including:

         .01 Preparation and coordination of special Drawings and Specifications for obtaining bids or prices on alternate subdivisions of the Work

         .02 Preparation and coordination of special Drawings and Specifications for obtaining alternate bids or prices on changes in the scope of the Work

         .03 Preparation and coordination of Drawings, Specifications, Bidding Documents and schedules for out-of-sequence bidding or pricing of subdivisions of the Work

         .04 Preparation and coordination of Drawings, Specifications and Bidding Documents for multiple prime contracts for sub-divisions of the Work.

..31      Materials Research/Specifications:

         .01      During the Schematic Design Phase consisting of:

                  .01 Identification of potential architectural materials, systems and equipment and their criteria and quality standards consistent with the conceptual design

                  .02 Investigation of availability and suitability of alternative architectural materials, systems and equipment

                  .03 Coordination of similar activities of other disciplines.

         .02 During the Design Development Phase consisting of activities by in-house architectural personnel in:

                  .01 Presentation of proposed General and Supplementary Conditions of the Contract for Owner's approval
                  .02 Development of architectural outline Specifications or itemized lists and brief form identification of significant architectural materials, systems and equipment, including their criteria and quality standards
                  .03 Coordination of similar activities of other disciplines
                  .04 Production of design manual including design criteria and outline Specifications or materials lists.

         .03 During the Contract Documents Phase consisting of activities of in-house architectural personnel in:

                  .01 Assistance to the Owner in development and preparation of bidding and procurement information which describes the time, place and conditions of bidding, bidding forms, and the form(s) of Agreement between the Owner and Contractor(s)

                  .02 Assistance to the Owner in development and preparation of the Conditions of the Contract (General, Supplementary and other Conditions)

                  .03 Development and preparation of architectural Specifications describing materials, systems and equipment, workmanship, quality and performance criteria required for the construction of the Project

                  .04 Coordination of the development of Specifications by other disciplines

                  .05 Compilation of Project Manual including Conditions of the Contract, bidding and procurement information and Specifications.

BIDDING OR NEGOTIATION SERVICES

..32      Bidding Materials services consisting of organizing and handling
         Bidding Documents for:

         .01      Coordination
         .02      Reproduction--ONE SET OF REPRODUCIBLE DOCUMENTS TO BE
                  PROVIDED TO DEVELOPMENT MANAGER
         .03      Completeness review
         .04      Distribution--TO BE PROVIDED BY DEVELOPMENT MANAGER
         .05      Distribution records--TO BE PROVIDED BY DEVELOPMENT MANAGER
         .06      Retrieval--TO BE PROVIDED BY DEVELOPMENT MANAGER
         .07      Receipt and return of document deposits--TO BE PROVIDED BY
                  DEVELOPMENT MANAGER
         .08      Review, repair and reassembly of returned materials--TO BE
                  PROVIDED BY DEVELOPMENT MANAGER

..33      Addenda services consisting of preparation and distribution of
         Addenda as may be required during bidding or negotiation and including supplementary Drawings, Specifications, instructions and notice(s) of changes in the bidding schedule and procedure.

..34      Bidding/Negotiation services consisting of:

         .01      Assistance to Development Manager in establishing list of
                  Bidders or proposers
         .02      Assistance to Development Manager in Prequalification of
                  Bidders or proposers
         .03      Participation in pre-bid conferences
         .04      Responses to questions from Bidders or proposers and
                  clarifications or interpretations of the Bidding Documents
         .05      Attendance at bid opening(s)
         .06      Assistance to Development Manager in Documentation and
                  distribution of bidding results.

..35      Analysis of Alternates/Substitutions consisting of consideration, analyses, comparisons, and recommendations relative to alternates or substitutions proposed by Bidders or proposers either prior or subsequent to receipt of Bids or proposals.

..36      Special Bidding services consisting of:

         .01      Attendance at bid openings, participation in negotiations, and documentation of decisions for multiple contracts or
                  phased Work
         .02      Technical evaluation of proposals for building systems
         .03      Participation in detailed evaluation procedures for building systems proposals.

..37      Bid Evaluation services consisting of assistance to Development
         Manager with:

         .01      Validation of bids or proposals
         .02      Participation in reviews of bids or proposals
         .03      Evaluation of bids or proposals
         .04      Recommendation on award of Contract(s)
         .05      Participation in negotiations prior to or following decisions on award of the Contract(s).

..38      Contract Award services consisting of:

         .01 Assistance to Development Manager with Notification of Contract award(s)
         .02 Assistance to Development Manager in preparation of construction contract Agreement forms for approval by Owner
         .03 Preparation and distribution of sets of Contract Documents for execution by parties to the Contract(s) --TO BE PROVIDED BY DEVELOPMENT MANAGER
         .04 Receipt, distribution and processing, for Owner's approval, of required certificates of insurance, bonds and similar documents--TO BE PROVIDED BY DEVELOPMENT MANAGER
         .05 Preparation, and distribution to Contractor(s), on behalf of the Owner, of notice(s) to proceed with the Work--TO BE PROVIDED BY DEVELOPMENT MANAGER

CONTRACT ADMINISTRATION SERVICES

..39      Submittal Services consisting of:

         .01      Processing of submittals, including receipt, review of, and appropriate action on Shop Drawings, Product Data, Samples and other submittals required by the Contract Documents
         .02      Distribution of submittals to Owner, Contractor and/or
                  Architect's field representative as required
         .03      Maintenance of master file of submittals
         .04      Related communications.

..40      Observation Services consisting of visits to the site at intervals appropriate to the stage of the work or as otherwise agreed by the Owner and Architect in writing to become generally familiar with the progress and quality of the Work completed and to determine in general if the Work when completed will be in accordance with Contract Documents; preparing related reports and communications.

..41      Project Representation will consist of Randen L. Brown or William F.
         Morris or other designated employee of Architect.

..42      Testing and Inspection Administration relating to independent inspection and testing agencies, consisting of:

         .01 Administration and coordination of field testing required by the Contract Documents
         .02 Recommending scope, standards, procedures and frequency of testing and inspections
         .03 Arranging for testing and inspection on Owner's behalf, only if requested in writing by Development Manager
         .04 Notifying inspection and testing agencies of status of Work requiting testing and inspection
         .05 Evaluating compliance by testing and inspection agencies with required scope, standards, procedures and frequency
         .06 Review of reports on inspections and tests and notifications to Owner and Contractor(s) of observed deficiencies in the Work.

..43      Supplemental Documentation services consisting of:

         .01 Preparation of supplemental Drawings, Specifications and interpretations in response to requests for clarification by Contractor(s) or the Owner; REPRODUCTION AND DISTRIBUTION TO BE PROVIDED BY DEVELOPMENT MANAGER
         .02 Forwarding Owner's instructions and providing guidance to the Contractor(s) on the Owner's behalf relative to changed requirements and schedule revisions.

..44      Quotation Requests/Change Orders consisting of:

         .01 Preparation of Drawings and Specifications to describe Work to be added, deleted or modified; REPRODUCTION AND DISTRIBUTION TO BE PROVIDED BY DEVELOPMENT MANAGER
         .02 Review of proposals from Contractor(s) for reasonableness of quantities and costs of labor and materials

         .03 Review and recommendations relative to changes in time for Substantial Completion
         .04 Assistance to Development Manager in Negotiations with Contractor(s) on Owner's behalf relative to costs of Work proposed to be added, deleted or modified
         .05 Assisting in the preparation of appropriate Modifications of the Contract(s) for Construction
         .06 Coordination of communications, approvals, notifications and record-keeping relative to changes in the Work.

..45      Contract Cost Accounting services consisting of:

         .01 Maintenance of records of payments on account of the Contract Sum and all changes thereto NOT PROVIDED

         .02 Evaluation of Applications for Payment and certification thereof

         .03 Review and evaluation of expense data submitted by the Contractor(s) for Work performed under cost-plus-fee arrangements. NOT PROVIDED

..46      Furniture, Furnishings and Equipment Installation Administration
         consisting of:

         .01 Assistance to the Owner in coordinating schedules for delivery and installation of the Work, and assistance with the actual installation of furniture, furnishings and equipment.

         .02 Review of final placement and inspection for damage, quality, assembly and function to determine that furniture, furnishings and equipment are in accordance with the requirements of the Contract Documents.

..47      Interpretations and Decisions consisting of:

         .01 Review of claims, disputes or other matters between the Owner and Contractor relating to the execution or progress of the Work as provided in the Contract Documents

         .02 Rendering written decisions within a reasonable time and following the procedures set forth in the General Conditions, or the General Conditions of the Contract for Furniture, Furnishings and Equipment, AIA Document A271, current as of the date of this Agreement, for Resolution of Claims and disputes.

..48      Project Closeout services initiated upon notice from the
         Contractor(s) that the Work, or a designated portion thereof which is acceptable to the Owner, is sufficiently complete, in accordance with the Contract Documents, to permit occupancy or utilization for the use for which it is intended, and consisting of:

         .01      A detailed inspection with the Owner's representative for
                  conformity of the Work to the Contract Documents to verify the list submitted by the Contractor(s) of items to be
                  completed or corrected
         .02      Assistance to Development Manager with Determination of the amounts to be withheld until final completion
         .03      Assistance to Development Manager with Securing and receipt of consent of surety or sureties, if any, to reduction in or partial release of retainage or the making of final
                  payment(s)
         .04      Issuance of Certificate(s) of Substantial Completion
         .05      Inspection(s) upon notice by the Contractor(s) that the Work is ready for final inspection and acceptance
         .06      Notification to Owner and Contractor(s) of deficiencies
                  found in follow-up inspection(s), if any
         .07      Final inspection with the Owner's representative to verify final completion of the Work
         .08      Assistance to Development Manager with Receipt and
                  transmittal of warranties, affidavits, receipts, releases
                  and waivers of liens or bonds indemnifying the Owner against liens
         .09      Assistance to Development Manager with Securing and receipt of consent of surety or sureties, if any, to the making of final payment(s)
         .10      Issuance of final Certificate(s) for Payment.
         .11      Assistance to Development Manager with Arranging for and
                  coordinating instructions on operations and maintenance of equipment in conjunction with manufacturer's representatives
         .12      Assistance to Development Manager with the preparation of
                  operations and maintenance manual(s) for the Owner's use.
         .13      Assistance to Development Manager with transferring
                  Construction Manager's close out Drawings into reproducible documents.

POST CONTRACT SERVICES

..49      Maintenance and Operational Programming services consisting of:
         NOT PROVIDED

         .01 Assistance in the establishment by the Owner of in-house or contract program(s) of operation and maintenance of the physical plant and equipment
         .02 Arranging for and coordinating instructions on operations and maintenance of equipment in conjunction with manufacturer's representatives
         .03 Assistance in the preparation operations and maintenance manual(s) for the Owner's use.

..50      Start-Up Assistance consisting of NOT PROVIDED:

         .01 On-site assistance in the operation of building systems during initial occupancy
         .02 Assistance in the training of the Owner's operation and maintenance personnel in proper operations, schedules and procedures
         .03 Assistance to Development Manager with Administration and coordination of remedial work by the Contractor(s) after final completion.

..51      Record Drawing services consisting of: NOT PROVIDED

         .01 Making arrangements for obtaining from Contractor(s) information in the form of marked-up prints, drawings and other data certified by them on changes made during performance of the Work

         .02 Review of general accuracy of information submitted and certified by the Contractor(s)

         .03 Preparation of record drawings based on certified information furnished by the Contractor(s)

         .04 Transmittal of record drawings and general data, appropriately identified, to the Owner and others as directed.

..52      Warranty Review consisting of: NOT PROVIDED

         .01 Consultation with and recommendation to the Owner during the duration of warranties in connection with inadequate performance of materials, systems and equipment under warranty

         .02 Inspection(s) prior to expiration of the warranty period(s) to ascertain adequacy of performance of materials, systems and equipment

         .03 Documenting defects or deficiencies and assisting the Owner in preparing instructions to the Contractor(s) for correction of noted defects.

..53      Post-Contract Evaluation consisting of a Project inspection at least one year after completion of the Work; review with appropriate supervisory, operating and maintenance personnel, and analysis of operating costs and related data for evaluation of: NOT PROVIDED

         .01       The initial Project programming versus actual facility use
         .02       The functional effectiveness of planned spaces and
                   relationships
         .03       The operational effectiveness of systems and materials
                   installed.

                                 ARTICLE 2.4
                                 -----------

                     DESCRIPTIONS OF SUPPLEMENTAL SERVICES

SUPPLEMENTAL SERVICES

..54      Special Studies consisting of investigation, research and analysis of the Owner's special requirements for the Project and documentation of findings, conclusions and recommendations for: NOT PROVIDED

         .01 Master planning to provide design services relative to future facilities, systems and equipment which are not intended to be constructed as part of the Project during the Construction Phase
         .02 Providing special studies for the project such as analyzing acoustical or lighting requirements, record retention, communications and security systems.

..55      Tenant-Related Services consisting of design and documentation services for tenants or potential tenants relating to: NOT  PROVIDED

         .01      Space planning, partition and furnishings locations, and
                  furniture and equipment layouts
         .02      Material and color selections and coordination
         .03      Adaptation of mechanical, electrical and other building
                  systems to meet tenant needs
         .04      Preliminary estimate of Construction Cost.

..56      Special Furnishings Design services releasing to Architect-designed special furnishings and/or equipment incorporated into or provided for the Project and consisting of:

         .01      Design and documentation
         .02      Specifications or standards
         .03      Management of procurement
         .04      Coordination of installation
         .05      Purchase on the Owner's behalf. NOT PROVIDED

..57      Furniture, Furnishings and Equipment Services relating to equipment and furnishings not incorporated into the construction of the Project and consisting of:

         .01      Establishment of needs and criteria NOT PROVIDED
         .02      Preparation of requirements, Specifications and bidding or purchasing procedures NOT PROVIDED
         .03      Management of procurement NOT PROVIDED
         .04      Coordination of delivery and installation. NOT PROVIDED
         .05      Assistance with the selection of furnishings.

..58      Special Disciplines Consultation, which entails retaining, directing and coordinating the work of only those special disciplines consultants identified IN BOLD from the following list and as more specifically described in Article 1.6, whose specialized training, experience and knowledge relative to specific elements and features of the Project are required for the Project:


..01      Acoustics                     .14      Elevators/Escalators           .27      Public Relations
                                       (performance specification only
..02      Audio-Visual                  .15      Fallout Shelters               .28      Radiation Shielding
..03      CPM Scheduling                .16      Financial                      .29      Real Estate
..04      Code Interpretation           .17      Fire Protection (performance   .30      Reprographics
                                        specification only)
..05      Communications                .18      Food Service                   .31      Safety
..06      Computer Technology           .19      Insurance                      .32      Sociology
..07      Concrete                      .20      Historic Preservation          .33      Soils/Foundations
..08      Cost Estimating               .21      Legal                          .34      Space Planning
..09      Demography                    .22      Life Safety                    .35      Specifications
..10      Display                       .23      Lightning                      .36      Traffic/Parking
..11      Ecology                       .24      Management                     .37      Transportation
..12      Economics                     .25      Materials Handling             .38      Security and
                                                                               Surveillance
..13      Editorial                     .26      Psychology                     .39      Record Retention

..59      Special Building Type Consultation, which entails retaining, directing and coordinating the work of special building type consultants whose specialized training, experience and knowledge relative to the requirements, planning and design of the Project are required for the Project.

..60      Fine Arts and Crafts services relating to acquisition of fine arts or crafts to be a part of the Project and consisting of:

         .01      Consultations on selection, commissioning and/or execution
         .02      Design integration
         .03      Assistance to Development Manager with Managing procurement
         .04      Assistance to Development Manager with Purchasing fine arts or crafts on the Owner's behalf.

..61      Graphic Design services consisting of the review of:

         .01      Design and selection of interior and exterior signs and
                  identifying symbols
         .02      Material and color selections and coordination
         .03      Documentation of requirements for procurement of graphics
                  work
         .04      Managing procurement of graphics work
         .05      Coordination of delivery and installation.

..62      Renderings relating to graphic pictorial representations, as required by the Development Manager upon written notice to Architect, of the proposed Project and consisting of:

         .01      Black and white elevation view(s)
         .02      Black and white perspective view(s)
         .03      Elevation view(s) in color
         .04      Perspective view(s) in color.

         Renderings authorized by Development Manager shall be a Reimbursable Expense.

..63      Model Construction as required by the Development Manager upon written notice to Architect, consisting of preparation of:

         .01 Small-scale block model(s) showing relationship of structure(s) to site

         .02 Moderate-scale block model(s) of structure(s) designed for the Project

         .03 Moderate-scale detailed model(s) of structure(s) designed for the Project showing both interior and exterior design

         .04 Large-scale models of designated interior or exterior components of the Project.

         Model Construction authorized by Development Manager shall be a Reimbursable Expense.

..64      Still Photography consisting of: NOT PROVIDED

         .01      Documentation of existing conditions
         .02      Aerial site photography
         .03      Photographic recording for study purposes of facilities
                  similar to the Project
         .04      Periscopic photography of models for the Project
         .05      Presentation photography of renderings(s) and model(s) for the Project
         .06      Construction progress photography
         .07      Architectural photography of the completed Project.

..65      Motion Picture and Videotape services relating to preparation of promotional or explanatory presentations of the Project during the design and/or construction phases. NOT PROVIDED

..66      Life Cycle Cost Analysis consisting of assessment, on the basis of established relevant economic consequences over a given time period, of: NOT PROVIDED

         .01      A given planning and design solution for the Project
         .02      Alternative planning and design solutions for the Project
         .03      Selected systems, subsystems or building components proposed for the Project.

..67      Value Analysis consisting of the review during design phases of the cost, quality and time influences of proposed building materials, systems and constriction methods relative to design objectives in order to identify options for obtaining value for the Owner. NOT PROVIDED

..68      Energy Studies consisting of special analyses of mechanical systems, fuel costs, on-site energy generation and energy conservation options for the Owner's consideration. NOT PROVIDED

..69      Quantity Surveys consisting of: NOT PROVIDED

         .01 A detailed determination of the quantities of materials to be used in the Project to establish the basis for price determination by bidding or negotiations

         .02 Making investigations, inventories of materials or furniture, furnishings and equipment, or valuations and detailed appraisals of existing facilities, furniture, furnishings and equipment, and the relocation thereof.

..70      Detailed Cost Estimating services consisting of: NOT PROVIDED

         .01 Development, when the Contract Documents are approximately 90% complete, of a Detailed Estimate of the Cost of the Work based on quantity take-offs and unit-cost pricing of materials, labor, tools, equipment and services required for the Work plus estimates for the Contractor's supervision cost, Work required by General and Supplementary Conditions, and an allowance for reasonable Contractor's overhead and profit; or

         .02 Continuous development during all phases of design and documentation, of an Estimate of the Cost of the Work for the purpose of greater cost control, culminating in a Detailed Estimate of the Cost of the Work or detailed quantity surveys or inventories of material, equipment and labor.

..71      Environmental Monitoring services consisting of: NOT PROVIDED

         .01 Monitoring of air, water and other designated components of the environment to establish existing conditions, and the preparation of related analyses and reports.

..72      Expert Witness services consisting of preparing to serve and/or serving as an expert witness in connection with any public hearing, arbitration proceeding or legal proceeding. NOT PROVIDED

..73      Materials and Systems Testing relating to testing of components of the completed Project for conformance with Contract requirements and consisting of:

         .01      Establishment of requirements NOT PROVIDED
         .02      Procurement of testing services NOT PROVIDED
         .03      Monitoring testing NOT PROVIDED
         .04      Review, analysis and reporting of test results.

..74      Demolition Services consisting of: NOT PROVIDED

         .01 Preparation of Contract Documents for demolition of existing structures

         .02      Managing the bidding/negotiation/award process

         .03 Providing field observation and general administration services during demolition.

..75      Mock-Up Services relating to the construction of full-size details of components of the Project for study and testing during the design phases and consisting of: NOT PROVIDED

         .01      Design and documentation for the required mock-up(s)
         .02      Management and coordination of pricing and contracting for mock-up services
         .03      Construction administration of mock-up construction
                  activities
         .04      Arrangements for testing and monitoring performance of
                  mock-up(s)
         .05      Administration of testing and monitoring services
         .06      Review, analysis and reporting of results of testing and
                  monitoring services.

..76      Coordination of Designated Services with those of non-design professionals, such as economists, sociologists, attorneys and accountants, consisting of: NOT PROVIDED

         .01      Preparation of economic studies
         .02      Condominium documentation
         .03      Sociological impact studies.

..77      Furniture, Furnishings and Equipment Purchasing/Installation,
         consisting of: NOT PROVIDED

         .01 Purchasing furniture, furnishings and equipment on behalf of the Owner with funds provided by the Owner
         .02 Receipt, inspection and acceptance on behalf of the Owner of furniture, furnishings and equipment at the time of their delivery to the premises and installation
         .03 Providing services including travel for the purpose of evaluating materials, furniture, furnishings and equipment proposed for the Project.

..78      Computer Applications consisting of computer program development and/or computer program search and acquisition, plus on-line computer time charges, for: NOT PROVIDED

..01   Programming                        .06   Detailed Project scheduling           .10   Mechanical analysis and design
..02   Economic feasibility               .07   Market analysis                       .11   Electrical analysis and design
..03   Financial analysis                 .08   Architectural analysis and design     .12   Production of Drawings
..04   Site analysis                      .09   Structural analysis and design        .13   Construction cost accounting
..05   Construction cost estimating

..79      Project Promotion/Public Relations relating to presentation of the
         Project to the public or identified groups and consisting of: NOT PROVIDED

         .01      Preparation of press releases
         .02      Preparation of special brochures and/or promotional pieces
         .03      Assistance in production and distribution of promotional
                  materials
         .04      Presentations at public relations and/or promotional meetings.

..80      Leasing Brochures, including preparation of special materials to assist the Owner in leasing the Project and consisting of: NOT
         PROVIDED

         .01      Design
         .02      Preparation of illustrations and text
         .03      Arranging for and managing production.

..81      Pre-Contract Administration/Management, consisting of: NOT PROVIDED

         .01 Evaluating feasibility of Owner's program, schedule and budget for the Work, each in terms of the other

         .02 Preparing, updating and monitoring Detailed Project Schedule, including services and contract Work, identifying critical and long-lead items

         .03 Preparing, updating and monitoring Detailed Estimates of the Cost of the Work prior to completion of each design phase

         .04 Assisting the Owner in selecting, retaining and coordinating the professional services of surveyors, testing labs and other special consultants as designated

         .05 Assisting the Owner in evaluating relative feasibility of methods of executing the Work, methods of project delivery, availability of materials and labor, time requirements for procurement, installation and delivery, and utilization of the site for mobilization and staging

         .06 Assisting the Owner in determining the method of contracting for the Work; evaluating single versus multiple contracts; advising on categories of separate contracts and provisions for coordinating responsibilities.

..82      Extended Bidding services, consisting of: NOT PROVIDED

         .01      Developing Bidders' interest in the Project and establishing bidding schedules
         .02      Receiving and analyzing bids and providing recommendations as to the Owner's acceptance or rejection of bids
         .03      Advising the Owner on acceptance of Contractors
         .04      Conducting pre-award conferences.

..83      Extended Contract Administration/Management, consisting of:
         NOT PROVIDED

         .01      Assisting Owner in obtaining building permits
         .02      Updating and, monitoring actual costs against estimates of final cost; assisting Owner in monitoring cash flow
         .03      Providing a detailed schedule showing time periods for each
                  Contractor, including long-lead items and Owner's occupancy requirements; updating and monitoring periodically;
                  recommending corrective action when required
         .04      Endeavoring to achieve satisfactory performance of
                  Contractors through development and implementation of a
                  quality control program; assisting Owner in determining
                  compliance with schedule, cost and Contract Documents
         .05      Scheduling and conducting periodic project meetings with the
                  Owner, Contractor and Subcontractors
         .06      Assisting Owner in maintaining cost accounting records
         .07      Maintaining a daily log including conditions at site and job progress, periodically indicating percentage of completion of each contract
         .08      Assisting the Owner in coordinating and scheduling
                  activities of the separate Contractors.
         .09      Maintaining and periodically updating a record of all
                  significant changes made during construction; maintaining record copies of Contract Documents; maintaining samples and lay-out drawings at the job site.

                                    PART 3
                             TERMS AND CONDITIONS
                 of the Agreement Between Owner and Architect
                            for Designated Services



                                 ARTICLE 3.1
                                 -----------
                         ARCHITECT'S RESPONSIBILITIES

3.1.1 Designated Services. Unless otherwise provided, the Architect's designated services consist of those services identified in the Schedule of Designated Services as being performed by the Architect, Architect's employees and Architect's consultants, and as described in the Descriptions of Designated Services.

3.1.2 Contingent Additional Services. Contingent Additional Services described in Subparagraphs 3.1.2.1 through 3.1.2.7 are not included in the Architect's Designated Services, but may be required due to circumstances beyond the Architect's control. The Architect shall notify the Development Manager prior to commencing such services. If the Development Manager deems that such services are not required, the Development Manager shall give prompt written notice to the Architect. If the Development Manager indicates in writing that all or part of such Contingent Additional Services are not required, the Architect shall have no obligation to provide those services.

3.1.2.1 Document Revisions. Subject to Subparagraph 3.5.2.4 and Subparagraph
3.5.2.5 hereof, Services required to revise drawings, Specifications or other documents when such revisions are:

..1 inconsistent with approvals or instructions previously given by the Development Manager, including revisions made necessary by adjustments in the Project Budget, excluding the addition of funds to the Project Budget which does not materially alter the scope of the Project;

..2 required by the enactment or revision of codes, laws or regulations subsequent to the preparation of such documents; or

..3 due to changes required as a result of the Owner's failure to render decisions in a timely manner.

3.1.2.2 Changes In Project Scope. Services required because of significant changes in the Project including, but not limited to, size, quality, complexity, the Project Schedule, or method of bidding or negotiating and contracting for construction, except for services required under Subparagraph 1.6.

3.1.2.3 Replacement of Damaged Work. Consultation concerning replacement of Work damaged by fire or other cause during construction, and furnishing services required in connection with the replacement of such Work.

3.1.2.4 Default by Others. Services made necessary by the default of the Owner's consultants or the Construction Manager, by major defects or deficiencies in their services or the Work, or by failure of performance of any of them under their respective contracts.

3.1.2.5 Correction Period. Advice and consultation to the Owner during the correction period described in the Contracts for Construction or for Furniture, Furnishings and Equipment.

3.1.2.6  Intentionally Deleted.

3.1.2.7 Services Related to Separate Consultants. The Architect shall provide information to and incorporate information received in a timely manner from those separate consultants retained by the Owner and identified in this Agreement whose activities directly relate to the Project.

                                 ARTICLE 3.2
                                 -----------
                           OWNER'S RESPONSIBILITIES

3.2.1 Representative. The Owner hereby designates Development Manager as its sole representative who shall have express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization hereunder. Development Manager shall have the authority to make decisions on behalf of the Owner concerning estimates and schedules, construction budgets, and changes in the Work, and shall render such decisions promptly and furnish information expeditiously, so as to avoid unreasonable delay in the Project. All items required to be delivered to Owner by Architect under the Agreement shall be delivered instead to Development Manager. The Development Manager shall render decisions in a timely manner pertaining to documents submitted by the Architect in order to avoid unreasonable delay in the orderly and sequential progress of the Architect's services.

3.2.2 Notice. Prompt written notice shall be given by the Owner to the Architect if the Owner becomes aware of any fault or defect in the Project or nonconformance with the Contract Documents.

3.2.3 Designated Services. The Owner's responsibilities consist of those services identified in the Schedule of Designated Services as being performed by the Owner, Owner's employees and Owner's consultants.

3.2.4 Information. The Owner shall provide full information regarding requirements for the Project.

3.2.5 Owner's Financial Arrangements. Architect acknowledges that Owner is presently negotiating to obtain a loan to finance construction of the Project (the "Construction Loan"). This Agreement, and the obligations of Owner and Architect to perform hereunder, are contingent upon the receipt by the Owner, by obtaining the Construction Loan from the lender thereunder ("Trustee"), of all funds necessary to fully complete construction of the Project. If the Development Manager or Owner notifies Architect on or before one hundred twenty (120) days following the execution of this Agreement by Owner and Architect (the "Financing Date") that, in Owner's sole judgment and discretion, the foregoing contingency has occurred or has been satisfied (a "Satisfaction Notice"), then this Agreement shall remain in full force and effect. Owner shall provide reasonable evidence of receipt of sufficient funds along with delivery of the Satisfaction Notice. In the absence of a Satisfaction Notice by Owner on or before the Financing Date, the foregoing contingency shall be deemed unsatisfied, and either Owner or Architect shall have the right to terminate this Agreement at any time prior to delivery of a Satisfaction Notice; provided, however, that upon such termination Owner shall reimburse the Architect for those costs which have been reasonably incurred by the Architect prior to the Financing Date for which Architect has received the Owner's written consent prior to incurring such cost.

3.2.6 Tests, Inspections and Reports Furnished by Owner. The Owner shall furnish structural, mechanical, chemical, air and water pollution tests, tests for hazardous materials, and other laboratory and environmental tests, inspections and reports required by law or the Contract Documents, or unless otherwise provided in this Agreement.

3.2.7 Legal, Accounting and Insurance Services Furnished by Owner. The Owner shall furnish all legal, accounting and insurance counseling services required for the Project, including auditing services the Owner may require to verify the Construction Manager's Applications for Payment or to ascertain how or for what purposes the Construction Manager has used the money paid by or on behalf of the Owner.

3.2.8 Space Arrangements. The Owner shall provide suitable space for the receipt, inspection and storage of materials, furniture, furnishings and equipment.

3.2.9 Removal of Existing Facilities. The Owner shall be responsible for the relocation or removal of existing facilities, furniture, furnishings and equipment, and the contents thereof, unless otherwise provided by this Agreement.

3.2.10 Responsibility for Services. The drawings, specifications, services, information, surveys and reports required of the Owner under the Agreement shall be furnished at the Owner's expense, and the Architect shall be entitled to rely upon the accuracy and completeness thereof.

3.2.11 Certificates and Certifications. Architect acknowledges it has reviewed the Cash Collateral and Disbursement Agreement ("Disbursement Agreement"), including the certificates which Architect shall be asked to provide in the forms attached to the Disbursement Agreement as (i) Exhibit 9 to Exhibit B-1,
(ii) Exhibit 4 to Exhibit C-1, (iii) Exhibit 4 to Exhibit E, (iv) Exhibit 4 to Exhibit F and (v) Exhibit 4 to Exhibit J, and that so long as the factual assertions of Architect required therein shall be true, Architect shall deliver such certificates as and when required by Owner or Development Manager in the manner and within the time periods required by the Disbursement Agreement.

3.2.12 Communications and Security Systems. The owner shall contract for all temporary and permanent telephone, communications and security systems required for the Project so as not to delay the performance of the Architect's services.

                                 ARTICLE 3.3
                                 -----------
                            CONTRACT ADMINISTRATION

3.3.1     Intentionally Deleted.

3.3.2 Duration of Contract Administration Phase. The Architect's responsibility to provide services for the Contract Administration Phase under this Agreement commences with the award of the initial Contract for Construction or for Furniture, Furnishings and Equipment, and terminates at the earlier of the issuance to the Owner of the final Certificate for Payment or 60 days after the date of Final Completion of the Work.

3.3.3 Contract(s) for the Work. The Architect shall provide administration of Contract(s) for Construction or Furniture, Furnishings and Equipment as set forth below and in the General Conditions.

3.3.4 Modification of Responsibilities. Duties, responsibilities, and limitations of authority of the Architect shall not be restricted, modified or extended without written agreement of the Owner and Architect.

3.3.5 Authority of Architect. The Architect shall advise and consult with the Owner (1) during the Contract Administration Phase, and (2) by an amendment to this Agreement, from time to time during the correction period described in the Contract for Construction. The Architect shall have authority to act on behalf of the Owner only to the extent provided in this Agreement unless otherwise modified by written instrument.

3.3.6    CONSTRUCTION OBSERVATION SERVICES

3.3.6.1 Architect's Responsibility for Observation. On the basis of onsite observations as an architect, the Architect shall keep the Owner informed of the progress and quality of the Work, and shall endeavor to guard the Owner against defects and deficiencies in the Work. The Architect shall not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work.

3.3.6.2 Project Representation. The furnishing of Project representation services shall not modify the rights, responsibilities or obligations of the Architect as described elsewhere in this Agreement.

3.3.6.3 Means and Methods. The Architect shall not have control over or charge of and shall not be responsible for construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Construction Manager's responsibility under the Contract for Construction and the Contract for Furniture, Furnishings and Equipment. The Architect shall not be responsible for the Construction Manager's schedules or failure to carry out the Work in accordance with the Contract Documents. The Architect shall not have control over or charge of acts or omissions of the Construction Manager, Subcontractors, or their agents or employees, or of any other persons performing portions of the Work.

3.3.6.4 Access to Work. The Architect shall at all times have access to the Work wherever it is in preparation or progress.

3.3.6.5 Communications. The Architect shall communicate with Owner, Construction Manager, any other contractors or subcontractors, Trustee and the Independent Consultant through the Development Manager about matters arising out of or related to the Project. Communications by and with the Architect's consultants shall be through the Architect.

3.3.6.6 Minor Changes. The Architect may authorize minor changes in the Work not involving an adjustment in Contract Sum or an extension of the Contract Time which are not inconsistent with the intent of the Contract Documents.

3.3.6.7 Coordination of Furniture, Furnishings and Equipment Delivery and Installation. When the Architect assists the Owner in coordinating schedules for delivery and installation of furniture, furnishings and equipment, the Architect shall not be responsible for malfeasance, neglect or failure of Construction Manager, Subcontractor, Sub-subcontractor or material supplier to meet their schedules for completion or to perform their respective duties and responsibilities.

3.3.7    COST ACCOUNTING SERVICES

3.3.7.1 Certificates for Payment. If certification of the Construction Manager's Applications for Payment is required by this Agreement, the Architect's certification for payment shall constitute a representation to the Owner, based on the Architect's observations at the site as provided in Subparagraph 3.3.6.1 and on the data comprising the Construction Manager's Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, the quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to minor deviations from the Contract Documents correctable prior to completion and to specific qualifications expressed by the Architect.

3.3.7.2 Limitations. The issuance of a Certificate for Payment shall not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or on-site quantity of the Work, (2) reviewed means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Owner to substantiate the Construction Manager's right to payment or (4) ascertained how or for what purpose the Construction Manager has used money previously paid on account of the Contract Sum.

3.3.8    INSPECTION AND TESTING ADMINISTRATION SERVICES

3.3.8.1 Rejection of Work. Except as provided in Subparagraph 3.3.8.3, the Architect shall have authority to reject Work which does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable for implementation of the intent of the Contract Documents, the Architect will have authority to require additional inspection or testing of the Work in accordance with the provisions of the Contract Documents, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect to the Construction Manager, Subcontractors, material and equipment suppliers, their agents or employees or other persons performing portions of the Work.

3.3.8.2 Review and Inspection of Work. The Architect shall review final placement and inspect for damage, quality, assembly and function in order to determine that furniture, furnishings and equipment are in accordance with the requirements of the Contract Documents.

3.3.8.3 Rejection of Work Involving Furniture, Furnishings and Equipment. Unless otherwise designated, the Architect's duties shall not extend to the receipt, inspection and acceptance on behalf of the Owner of furniture, furnishings and equipment at the time of their delivery to the premises and installation. The Architect is not authorized a reject nonconforming furniture, furnishings and equipment, sign Change Orders on behalf of the Owner, stop the Work, or terminate a Contract on behalf of the Owner. However, the Architect shall recommend to the Owner rejection of furniture, furnishings and equipment which does not conform to the Contract Documents. Whenever the Architect considers it necessary or advisable for implementation of the intent of the Contract Documents, the Architect will have authority to require additional inspection or testing of furniture, furnishings and equipment in accordance with the provisions of the Contract Documents, whether or not such furniture, furnishings and equipment is fabricated, installed or completed.

3.3.9    SUBMITTAL SERVICES

3.3.9.1 Submittal Review. To the extent required by this Agreement, the Architect shall review and approve or take other appropriate action upon Construction Manager's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action shall be taken with such reasonable promptness as to cause no delay in the Work or in the construction of the Owner or of separate contractors, while allowing sufficient time in the Architect's professional judgment to permit adequate review.

3.3.9.2 Limitations. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities or for substantiating instructions for installation or performance of equipment or systems designed by the Construction Manager, all of which remain the responsibility of the Construction Manager to the extent required by the Contract Documents. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

3.3.10 Reliance on Professional Certification. When professional certification of performance characteristics of materials, systems or equipment is required by the Contract Documents, the Architect shall be entitled to rely upon such certification to establish that the materials, systems or equipment will meet the performance criteria required by the Contract Documents.

                                 ARTICLE 3.4
                                 -----------
          USE OF PROJECT DRAWINGS, SPECIFICATIONS AND OTHER DOCUMENTS

3.4.1 Ownership. Notwithstanding anything to the contrary set forth in Section
1.6.1 of the General Conditions, the Drawings, Specifications and other documents prepared by the Architect for this Project are instruments of the Architect's service for use solely with respect to this Project and, unless otherwise provided, the Architect shall be deemed the author of these documents and shall retain all common law, statutory and other reserved rights, including the copyright.

3.4.2 Limitations on Use. The Owner shall be permitted to retain copies, including reproducible copies, of the Project Drawings, Specifications and other documents for information and reference in connection with the Owner's use and occupancy of the Project. The Project Drawings, Specifications or other documents shall not be used by the Owner or others on other projects, for additions to this Project or for completion of this Project by others, unless the Architect is in default under this Agreement, except by agreement in writing and with appropriate compensation to the Architect. The Project Drawings, Specifications or other documents shall not be used by the Architect or others on other projects, except by agreement in writing and with appropriate compensation to the Owner.

3.4.3 Unpublished Works. Submission or distribution of documents to meet official regulatory requirements or for similar purposes in connection with the Project is not to be construed as publication in derogation of the Architect's reserved rights.

                                 ARTICLE 3.5
                                 -----------
                                 COST OF WORK

3.5.1    DEFINITION

3.5.1.1 Total Cost. The Cost of the Work shall be the total cost or estimated cost to the Owner of all elements of the Project to be included in the Contract Documents as provided by the Development Manager.

3.5.1.2 Items Included. The Cost of the Work includes those items set forth in the Project Budget.

3.5.1.3 Items Excluded. The Cost of the Work does not include the compensation of the Architect and the Owner's or Architect's consultants, the costs of the land, rights-of-way financing or other costs which are the responsibility of the Owner.

3.5.2    RESPONSIBILITY FOR THE COST OF THE WORK

3.5.2.1 Limitation of Responsibility. It is recognized, however, that neither the Architect nor the Owner has control over the cost of labor materials or equipment, over the Construction Manager's methods of determining bid prices, or over competitive bidding, market or negotiating conditions. Accordingly, the Architect cannot and does not warrant or represent that bids or negotiated price will not vary from the Owner's Project Budget or from any estimate of the Cost of the Work.

3.5.2.2 Completion of the Drawings. As the Drawings and Specifications are not finished at the time the Guaranteed Maximum Price has been agreed upon pursuant to Amendment No. 1 of the Contract for Construction, the Construction Manager has provided in the Guaranteed Maximum Price for further development of the Drawings and Specifications by the Architect that is consistent with the Contract Documents and the Project Budget and reasonably inferable therefrom. Architect acknowledges and represents that it shall complete the Drawings consistent with the Contract Documents and the Project Budget and reasonably inferable therefrom such that the Work can be completed in accordance with Owner's Project program and design intent and the Project Budget for an amount less than or equal to the Guaranteed Maximum Price. Architect shall revise the Drawings and Specifications, with the assistance of Construction Manager and Development Manager, to the extent necessary to reflect Owner's Project program and design intent and the agreed-upon assumptions and clarifications contained in Amendment No. 1.

3.5.2.3 Adjustments. If the Bidding or Negotiation Phase has not commenced within 90 days after the Contract Documents are submitted to the Owner, the Project Budget or fixed limit of the Cost of the Work shall be adjusted to reflect changes in the general level of prices in the construction industry between the date of submission of the Contract Documents to the Owner and the date on which bids or negotiated proposals are sought.

3.5.2.4 Owner's Responsibility to Meet Project Budget. If the Project Budget for the Cost of the Work (adjusted as provided in Subparagraph 3.5.2.3) is exceeded by the lowest bona fide bid or negotiated proposal, the Owner shall in its sole and absolute discretion:

..1       give written approval of an increase in such Project Budget;

..2       authorize rebidding or renegotiation of the Project within a reasonable time;

..3       terminate in accordance with Paragraph 3.9; or

..4       request Architect to revise the Drawings and Specifications to reduce the Construction Cost.

3.5.2.5  Architect's Responsibility to Meet Fixed Limit.

If the Development Manager chooses to proceed under Clause 3.5.2.4, the Architect, with additional compensation, shall modify the documents for which the Architect is responsible under this Agreement as necessary to comply with the Project Budget, including any additional funds which Owner is willing to commit to the Project in its sole and absolute discretion. The modification of such documents shall be the limit of the Architect's responsibility under this Subparagraph 3.5.2.5. The Architect shall be entitled to compensation in accordance with this Agreement for all services performed whether or not the Construction Phase is commenced.

                                 ARTICLE 3.6
                                 -----------
                           PAYMENTS TO THE ARCHITECT

3.6.1    Intentionally Deleted.

3.6.2 Reimbursable Expenses. Reimbursable Expenses are in addition to compensation for the Architect's services and include expenses incurred by the Architect and Architect's employees and consultants in the interest of the Project, as identified in the following Clauses:

..1       transportation in connection with the Project, authorized out-of-town travel, and fees paid for securing approval of authorities having jurisdiction over the Project;

..2       reproductions, postage and handling of Drawings, Specifications and other documents;

..3       intentionally deleted;

..4       intentionally deleted;

..5       renderings, models and mock-ups requested by the Owner;

..6       additional insurance coverage or limits, including professional liability insurance, requested by the Owner in excess of that normally carried by the Architect and Architect's consultants; and

..7       intentionally deleted.

3.6.3 Payments for Contingent Additional Services and Reimbursable Expenses. Payments on account of the Architect's Contingent Additional Services and for Reimbursable Expenses shall be made monthly upon presentation of the Architect's statement of services rendered or expenses incurred.

3.6.4 Extended Time. If and to the extent that the time initially established in this Agreement is exceeded or extended through no fault of the Architect, compensation for any services rendered during the additional period of time shall be computed in the manner set forth in Article 1.6.

3.6.5    Intentionally Deleted.

3.6.6 Payments Withheld. No deductions shall be made from the Architect's compensation on account of penalty, liquidated damages or other sums withheld from payments to contractors, or on account of the cost of changes in the Work other than those for which the Architect has been found to be liable.

3.6.7 Architect's Accounting Records. Records of Reimbursable Expenses, of expenses pertaining to Contingent Additional Services, and of services performed on the basis of multiple of Direct Personnel Expense shall be available to the Owner or the Owner's authorized representative at mutually convenient times.

                                 ARTICLE 3.7
                                 -----------
                              DISPUTE RESOLUTION

3.7.1 In the event that Architect or Owner believes that the other is in breach of this Agreement, it may request in writing that the parties meet and confer in good faith for the purpose of attempting to reach a mutually satisfactory resolution of the issue within fifteen (15) days of the date of service of said request.

3.7.2 If the complaining party is not satisfied with the result of the meet and confer process, the complaining party may provide written notice to the other identifying and describing any alleged breach of this Agreement ("Notice of Disagreement"), with particularity, if available, and setting forth the action required to remedy the alleged breach.

3.7.3 Within fifteen (15) days of service of a Notice of Disagreement, the recipient shall provide a written response either denying or admitting the allegations set forth in the Notice of Disagreement, and, if the truth of the allegations is admitted, setting forth in detail the steps it has taken and/or will take to cure the violations. Failure to serve a timely response shall entitle the complaining party to proceed directly to arbitration, as provided in Subparagraph 3.7.4 below.

3.7.4 Subject to prior compliance with the processes set forth above in Subparagraphs 3.7.1, 3.7.2 and 3.7.3, either party has the right to initiate binding arbitration to resolve any dispute arising under this Agreement. The arbitration shall be conducted in accordance with the following procedures:

3.7.4.1 The arbitration shall be administered by the American Arbitration Association in accordance with its Commercial Arbitration Rules. The arbitrator shall be selected pursuant to such rules; provided that he/she must be a licensed attorney, knowledgeable in construction law. The parties and the arbitrator shall maintain strict confidentiality with respect to the arbitration.

3.7.4.2 The arbitration shall be held in either Fresno County or Sacramento County, California, at Owner's election, unless otherwise agreed by the parties. The arbitrator shall be empowered to grant equitable and injunctive relief and specific performance of the terms and conditions of the Agreement to the extent permitted by applicable law. The arbitrator shall not have the power to award punitive damages. The provisions of California Code of Civil Procedure Section 1283.05 are incorporated into, and made a part of the Agreement; provided, that no discovery authorized by said section may be conducted without leave of the arbitrator, who shall decide to grant leave based on the need of the requesting party and the burden of such discovery in light of the nature and complexity of the dispute.

3.7.4.3 If either party requests a hearing, the arbitrator shall set the matter for hearing. Otherwise, the arbitrator shall decide whether to set the matter for hearing.

3.7.4.4 The resulting award shall be in writing and give the reasons for the decision. Judgment on the award rendered by the arbitrator may be entered in any court having jurisdiction thereof. The costs and expenses of the American Arbitration Association and the arbitrator shall be shared equally by and between the parties unless the arbitrator rules otherwise.

3.7.5 Any award in an arbitration held pursuant to Subparagraph 3.7.4 may be enforced by bringing an action in the United States District Court for the Eastern District of California, or, if that court finds that it lacks jurisdiction after the Architect has made reasonable efforts to argue for the jurisdiction of the federal court, an action may be brought in the Superior Court for Madera County.

3.7.5.1 Owner expressly and irrevocably waives its immunity from suit as provided for and limited by this paragraph. This waiver is limited to all arbitration proceedings brought pursuant to Subparagraph 3.7.4 and all actions to compel such arbitration brought pursuant to Subparagraph 3.7.5. The waiver granted herein shall commence as of the date of this Agreement and shall continue for one year following the expiration, termination or cancellation hereof, or for the duration of any litigation or dispute resolution proceeding then pending, all appeals therefrom, and the satisfaction of any awards or judgment that may issue from such proceedings, whichever is later.

3.7.5.2 This waiver is granted only to the Architect and not to any other individual or entity.

3.7.6 Notwithstanding any other provision set forth in this Agreement or in this article, Owner expressly and irrevocably waives its immunity from any cross suits or third party suits by Architect against Owner arising from any indemnification obligation to Architect by Owner or any allegation by Architect of Owner's breach of performance of any obligation set forth under the terms of this Agreement and Owner recognizes that the waiver of this sovereign immunity constitutes a significant part of the consideration by Architect for the performance of Architect's obligations herein. The waiver of sovereign immunity is intended to cover circumstances and issues that arise by reason of the filing of any legal proceeding by any party against Architect in connection with the performance of its obligations herein so as to afford only the Architect a vehicle by which only the Architect can secure recovery against Owner for any and all harm suffered to the Plaintiff commencing said legal proceeding by reason of the actions of Owner.

                                 ARTICLE 3.8
                                 -----------
                           MISCELLANEOUS PROVISIONS

3.8.1 Governing Law. This Agreement shall be governed by the law of the State of California.

3.8.2 Definitions. Terms in this Agreement shall have the same meaning as those in the General Conditions, and AIA Document A271, General Conditions of the Contract for Furniture, Furnishings and Equipment current as of the date of this Agreement.

3.8.3 Statutes of Repose or Limitations. Causes of action between the parties to this Agreement pertaining to acts or failures to act shall be deemed to have accrued and the applicable statutes of limitations shall commence to run in accordance with Section 13.7 of the General Conditions.

3.8.4 Waivers Of Subrogation. To the extent damages are covered by property insurance during construction, the Owner and Architect waive all rights against each other and against the contractors, consultants, agents and employees of the other for damages, except such rights as they may have to the proceeds of such insurance as set forth in the General Conditions. The Owner or the Architect, as appropriate, shall require of the contractors, consultants, agents and employees of any of them similar waivers in favor of the other parties enumerated herein.

3.8.5 Successors and Assigns. The Owner and Architect, respectively, bind themselves, their partners, successors, assigns and legal representatives to the other party to this Agreement and to the partners, successors, assigns and legal representatives of such other party with respect to all covenants of this Agreement. Neither Owner nor Architect shall assign this Agreement without the written consent of the other.

3.8.6 Titles and Headings. The titles and headings in this Agreement are for convenience and shall not be interpreted as supplementing or superseding the intent of the parties expressed in the body of this Agreement.

3.8.7 Third Parties. Nothing contained in this Agreement shall create a contractual relationship with or a cause of action in favor of a third party against either the Owner or Architect.

3.8.8 Hazardous Materials. Unless otherwise provide this Agreement, the Architect and Architect's consultants have no responsibility for the discovery, presence, hand removal or disposal of or exposure of persons to hazardous materials or toxic substances in any form at the Project site. If the Architect is required to perform services related to hazardous materials, the Owner agrees to indemnify and hold harmless the Architect, the Architect's consultants and their agents and employees from and against any and all claims, damages, losses and expenses, including but not limited attorneys' fees, arising out of or resulting from performance of services by the Architect, the Architect's consultants or agents or employees related to such services, except where such liability arises from the sole negligence or willful misconduct of the person or entity seeking indemnification.

3.8.9 Publicity. The Architect shall have the right to include photographic or artistic representations of the design of the Project among the Architect's promotional and professional materials. The Architect shall be given reasonable access to the completed Project to make such representations. However, the Architect's materials shall not include the Owner's confidential or proprietary information.

3.8.10 Conflict of Interest. Except with the Owner's knowledge and consent, the Architect shall not (1) accept trade discounts, (2) have a substantial direct or indirect financial interest in the Project, or (3) undertake any activity or employment or accept any contribution, if it would reasonably appear that such activity, employment, interest or contribution could compromise the Architect's professional judgment or prevent the Architect from serving the best interest of the Owner.

3.8.11 Disbursement Agreement. Architect expressly understands, acknowledges and agrees that payment to the Architect for the Designated Services, Contingent Additional Services and Reimbursable Expenses by Owner shall be made from a Construction Disbursement Account to be established pursuant to the Disbursement Agreement, a copy of which shall be delivered to Architect by Owner following execution thereof, utilizing proceeds from the Construction Loan. Professional Associates Construction Services, Inc. (the "Independent Consultant") has been appointed by the Trustee to review and inspect the Work, review payment applications, and control and authorize disbursements from the Construction Disbursement Account and all other tasks set forth for the Independent Consultant in the Disbursement Agreement. In connection with the foregoing, from and after the Financing Date:

3.8.11.1 If requested by the Development Manager or the Trustee, Architect shall acknowledge Architect's agreement to the terms of the Disbursement Agreement. Architect agrees to execute and deliver to Trustee the "Contracting Party's Consent to Assignment" in the form of Exhibit H to the Disbursement Agreement.

3.8.11.2 Notwithstanding the terms and provisions of this Agreement, the terms and provisions of the Disbursement Agreement shall prevail in all respects in relation to matters dealing with the Project, including without limitation, matters relevant to progress payments, retainage, Change Orders, change to the Contract Documents, and inspection and approval of the Work by the Independent Consultant, and provided that Owner and Development Manager are acting in accordance with the terms and conditions of the Disbursement Agreement, Owner shall not be deemed to be in default under this Agreement in the event of any conflict between the terms of the Agreement and the Disbursement Agreement. Any consents, approvals or other actions required or permitted by Owner or Development Manager hereunder shall be subject to and conditioned upon the consent, approval or other action by the Independent Consultant to the extent so provided in the Disbursement Agreement.

3.8.11.3 All reimbursements or payments made by Architect to Owner shall be deposited directly in to the Construction Disbursement Account established by the Disbursement Agreement to the extent required by the Disbursement Agreement.

3.8.11.4 All indemnities contained in this Agreement which run in favor of Owner or Development Manager shall also run in favor of Trustee and no action by any of the parties indemnified shall affect the continuing obligation of the Architect to indemnify the other indemnified parties.

3.8.12   Intentionally Deleted.

3.8.13 Deliveries to Development Manager. All information, documentation and notes delivered or to be delivered by Architect to Construction Manager shall also be delivered to Development Manager. All consents and modifications authorized hereunder to be made by the Architect or Construction Manager are specifically conditioned upon the prior written approval of Development Manager.

3.8.14 Exclusivity. Neither Architect nor any parent, affiliate or subsidiary of Architect, directly or indirectly, shall perform any work on, whether as an architect, construction manager, contractor, subcontractor, adviser or in any other capacity, or have any ownership interest in, any casino or hotel project within the "Prohibited Area" from and after the date of this Agreement except with the written approval of Development Manager and Owner to be granted or withheld in each of Owner's and Development Manager's sole and absolute discretion. The preceding prohibition shall expire upon the earlier of (i) the first anniversary of Substantial Completion of the Project and (ii) the hiring by Owner of another architect for the Project after the termination of this Agreement by Owner without cause. The "Prohibited Area" shall be a fifty (50) mile radius emanating from the site of the Project. Owner and Architect acknowledge that the foregoing restriction is reasonable in light of Architect's particular skill in designing gaming facilities and Architect's extensive reputation for designing projects such as the Project in a manner of the highest quality coupled with Owner's need to establish its business at the Project free of competition to the extent possible. Architect and Owner further acknowledge that the prohibited area reasonably approximates the geographic area of Owner's anticipated clientele.

3.8.14.1 Without limiting Owner's remedies, if Architect should violate the covenant contained in this Subparagraph 3.8.14, Owner may, at its option, elect to seek injunctive relief to prevent violation of Architect's covenant or to require Architect to cease any such violation. Whether or not Owner elects to pursue injunctive relief with respect to any violation by Architect of its covenant pursuant to this Paragraph, Owner may treat such violation as a default under this Agreement and, after notice and opportunity to cure, may seek all remedies available to Owner by virtue of Architect's breach, including termination of this Agreement. Neither exercise nor failure to exercise any of the foregoing remedies shall defeat or limit Owner's right to recover from Architect all damages which Owner may establish as the result of Architect's violation of its covenant contained in this Subparagraph.

3.8.14.2 Architect acknowledges that Architect's continuing compliance with the obligations of this Subparagraph 3.8.14 constitutes a material economic consideration for Owner's agreement to enter into this Agreement. As a further consideration to Owner, Architect agrees to confirm its continued compliance with this Subparagraph 3.8.14 during such time as compliance is required by executing and delivering to Owner a statement of compliance within ten (10) days after Architect's receipt of Owner's or Development Manager's written request therefore.

3.8.14.3 By its execution of this Agreement, Architect represents and warrants that the execution and delivery by Architect of this Agreement upon the terms described herein will not violate the terms and provisions of any agreement to which Architect is a party or by which Architect or any of its properties are bound, including without limitation the provisions of any radius restriction.

3.8.14.4 Development Manager shall be entitled to enforce the provisions of this Subparagraph 3.8.14 independently of Owner as an intended Third Party Beneficiary.

                                 ARTICLE 3.9
                                 -----------
                    TERMINATION, SUSPENSION OR ABANDONMENT

3.9.1 Termination for Breach. This Agreement may be terminated by either party upon not less than seven days' written notice should the other party fail substantially to perform in accordance with the terms of this Agreement, through no fault of the party initiating the termination. Failure of the Owner to make payments to the Architect in accordance with this Agreement shall be considered substantial nonperformance and cause for termination.

3.9.2 Suspension. If the Project is suspended by the Owner for more than 30 consecutive days, the Architect shall be compensated for services performed prior to notice of such pension. When the Project is resumed, the Architects compensation shall be equitably adjusted to provide for expenses incurred in the interruption and resumption of Architect's services.

3.9.3 Termination on Abandonment. This Agreement may be terminated by the Owner upon not less than seven days' written notice to the Architect in the event that the Project is permanently abandoned. If the Project is abandoned by the Owner for more than 90 consecutive days, the Architect may terminate this Agreement by giving written notice to the Owner.

3.9.4 Failure of the Owner to make payments to the Architect in accordance with this Agreement shall be considered substantial nonperformance and cause for termination.

3.9.5 Suspension by Architect. If the Owner fails to make payment when due the Architect for services and expenses, the Architect may, upon seven days' written notice to the Owner, suspend performance of services under this Agreement. Unless payment in full is received by the Architect within seven days of the date of the notice, the suspension shall take effect without further notice. In the event of a suspension of services, the Architect shall have no liability to the Owner for delay or damage caused the Owner because of such suspension of services.

3.9.6 Compensation of Architect. In the event of termination not the fault of the Architect, the Architect shall be compensated for services performed prior to termination together with Reimbursable Expenses then due and all Termination Expenses as defined in Subparagraph 3.9.7.

3.9.7 Termination Expenses. Termination expenses an addition to compensation for the Architect's services, and include expenses which are directly attributable to termination. Termination Expenses shall be the total compensation for all services earned to the time of termination.

                                   EXHIBIT A



                               PROJECT SCHEDULE


-----------------------------------------------------------------------------------------------------
Task Name                              |            Start             |            Finish            |
---------------------------------------|------------------------------|------------------------------|
Chukchansi Casino Development          |            31-Jul-02         |            July-2003         |
---------------------------------------|------------------------------|------------------------------|
Notice to Proceed                      |             31-Jul-02        |             July-2002        |
---------------------------------------|------------------------------|------------------------------|
Mobilization                           |             31-Jul-02        |             July-2002        |
---------------------------------------|------------------------------|------------------------------|
Sitework                               |                              |                              |
---------------------------------------|------------------------------|------------------------------|
Mass Grading                           |           August-2002        |        September-2002        |
---------------------------------------|------------------------------|------------------------------|
Balance of Sitework                    |           August-2002        |            April-2003        |
---------------------------------------|------------------------------|------------------------------|
Foundations                            |                              |                              |
---------------------------------------|------------------------------|------------------------------|
Hotel                                  |          October-2002        |         November-2002        |
---------------------------------------|------------------------------|------------------------------|
Casino                                 |          October-2002        |         November-2002        |
---------------------------------------|------------------------------|------------------------------|
Superstructures                        |                              |                              |
---------------------------------------|------------------------------|------------------------------|
Hotel First Floor                      |         November-2002        |            April-2003        |
---------------------------------------|------------------------------|------------------------------|
Casino Structural Columns              |          October-2002        |         December-2002        |
---------------------------------------|------------------------------|------------------------------|
Enclosures                             |                              |                              |
---------------------------------------|------------------------------|------------------------------|
Hotel                                  |          January-2003        |            April-2003        |
---------------------------------------|------------------------------|------------------------------|
Casino                                 |          January-2003        |            March-2003        |
---------------------------------------|------------------------------|------------------------------|
Interiors                              |                              |                              |
---------------------------------------|------------------------------|------------------------------|
Hotel                                  |         February-2003        |              May-2003        |
---------------------------------------|------------------------------|------------------------------|
Casino                                 |         February-2003        |             June-2003        |
---------------------------------------|------------------------------|------------------------------|
Slot Machine Installation              |              May-2003        |             June-2003        |
---------------------------------------|------------------------------|------------------------------|
WWTP                                   |             July-2002        |             June-2003        |
---------------------------------------|------------------------------|------------------------------|
Commission Buildings                   |             June-2003        |             June-2003        |
---------------------------------------|------------------------------|------------------------------|
Grand Opening                          |             June-2003        |             June-2003        |
---------------------------------------|------------------------------|------------------------------|

                                   EXHIBIT B


 -----------------------------------------------------------------------------
|                                                                             |
|              GENERAL CONDITIONS OF THE CONTRACT FOR CONSTRUCTION            |
|                                                                             |
------------------------------------------------------------------------------

ARTICLE 1.  GENERAL PROVISIONS

1.1      BASIC DEFINITIONS

1.1.1    THE CONTRACT DOCUMENTS

The Contract Documents consist of the Agreement between Owner and Construction Manager (hereinafter the Agreement), Conditions of the Contract (General, Supplementary and other Conditions), GMP Schedule of Values, Drawings, Specifications, Addenda issued prior to execution of the Contract, OCIP Manuals, other documents listed in the Agreement and Modifications issued after execution of the Contract. A Modification is (l) a written amendment to the Contract signed by both parties, (2) a Change Order or (3) a Construction Change Directive. Unless specifically enumerated in or attached to the Agreement, the Contract Documents do not include other documents such as bidding requirements (advertisement or invitation to bid, Instructions to Bidders, sample forms, the Construction Manager's bid or portions of Addenda relating to bidding requirements).

1.1.2    THE CONTRACT

The Contract Documents form the Contract for Construction. The Contract represents the entire and integrated agreement between the parties hereto and supersedes prior negotiations, representations or agreements, either written or oral. The Contract may be amended or modified only by a Modification. The Contract Documents shall not be construed to create a contractual relationship of any kind (l) between the Architect and Construction Manager, (2) between the Owner and a Subcontractor or Sub-subcontractor, (3) between the Owner and Architect, (4) between the Development Manager and Construction Manager, (5) between Development Manager and Architect or (6) between any persons or entities other than the Owner and Construction Manager. The Architect shall, however, be entitled to performance and enforcement of obligations under the Contract intended to facilitate performance of the Architect's duties.

1.1.3    THE WORK

The term "Work" means the construction and services required by the Contract Documents, whether completed or partially completed, and includes all other labor, materials, equipment and services provided or to be provided by the Construction Manager to fulfill the Contractor's obligations. The Work may constitute the whole or a part of the Project. Construction Manager acknowledges and agrees that the Contract Documents shall be adequate and sufficient to provide for the completion of the Work, and shall include all work, whether or not shown or described, which reasonably may be inferred to be required for the completion of the Work in accordance with all applicable laws, codes and professional standards.

1.1.4    THE PROJECT

The Project is the total construction of which the Work performed under the Contract Documents may be the whole or a part and which may include construction by the Owner or by separate contractors.

1.1.5    THE DRAWINGS

The Drawings are the graphic and pictorial portions of the Contract Documents showing the design, location and dimensions of the Work, generally including plans, elevations, sections, details, schedules and diagrams.

1.1.6    THE SPECIFICATIONS

The Specifications are that portion of the Contract Documents consisting of the written requirements for materials, equipment, systems, standards and workmanship for the Work, and performance of related services.

1.1.7    THE PROJECT MANUAL

The Project Manual is a volume assembled for the Work which may include the bidding requirements, sample forms, Conditions of the Contract and Specifications.

1.1.8    THE OCIP MANUALS

All OCIP Manuals provided by or through Owner or Development Manager shall be incorporated herein as a portion of the Contract Documents.

1.2      CORRELATION AND INTENT OF THE CONTRACT DOCUMENTS

1.2.1 The intent of the Contract Documents is to include all items necessary for the proper execution and completion of the Work by the Construction Manager. The Contract Documents are complementary, and what is required by one shall be as binding as if required by all; performance by the Construction Manager shall be required only to the extent consistent with the Contract Documents and reasonably inferable from them as being necessary to produce the indicated results.

1.2.2 Organization of the Specifications into divisions, sections and articles, and arrangement of Drawings shall not control the Construction Manager in dividing the Work among Subcontractors or in establishing the extent of Work to be performed by any trade.

1.2.3 Unless otherwise stated in the Contract Documents, words which have well-known technical or construction industry meanings are used in the Contract Documents in accordance with such recognized meanings.

1.2.4 Conflicts or discrepancies among the Contract Documents shall be resolved in the following order:

         1.       The Agreement;

         2.       The Supplementary General Conditions, if any;

         3.       The General Conditions;

         4. Drawings and Specifications; Drawings govern Specifications of quantity and location, and Specifications govern Drawings for quality and performance. In the event of ambiguity in quantity or quality, the greater quantity and the better quality shall govern;

         5. Figured dimensions govern scale dimensions and large scale Drawings govern small scale Drawings; and

         6.       Submittals.

Modifications and revisions of the foregoing of a later date take precedence over those of earlier date.

1.3      CAPITALIZATION

1.3.1 Terms capitalized in these General Conditions include those which are
(1) specifically defined in the Contract or herein, (2) the titles of numbered articles and identified references to Paragraphs, Subparagraphs and Clauses in the document or (3) the titles of other documents published by the American Institute of Architects.

1.4      INTERPRETATION

1.4.1 In the interest of brevity the Contract Documents frequently omit modifying words such as "all" and "any" and articles such as "the" and "an," but the fact that a modifier or an article is absent from one statement and appears in another is not intended to affect the interpretation of either statement.

1.5      EXECUTION OF CONTRACT DOCUMENTS

1.5.1 The Contract Documents shall be signed by the Owner and Construction Manager. If either the Owner or Construction Manager or both do not sign all the Contract Documents, the Development Manager shall identify such unsigned Documents upon request.

1.5.2 Execution of the Contract by the Construction Manager is a representation that the Construction Manager has visited the site, become familiar with local conditions under which the Work is to be performed and correlated personal observations with requirements of the Contract Documents. The Construction Manager and each Subcontractor shall evaluate and satisfy themselves as to the conditions and limitations under which the Work is to be performed, including, without limitation (1) the location, condition, layout and nature of the Project site and surrounding areas, (2) generally prevailing climatic conditions, (3) labor supply and costs, (4) availability and cost of materials, tools and equipment and (5) other similar issues. The Owner assumes no responsibility or liability for the physical condition or safety of the Project site or any improvements located on the Project site. The Owner shall not be required to make any adjustment in the Contract Sum or Contract Time in connection with any failure by the Construction Manager or any Subcontractor to comply with the requirements of this Paragraph 1.5.2.

1.6      OWNERSHIP AND USE OF DRAWINGS, SPECIFICATIONS AND OTHER INSTRUMENTS
         OF SERVICE

1.6.1 All Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants are and shall remain the property of the Architect, and Architect shall retain all common law, statutory and other reserved rights with respect thereto. The Owner shall be permitted to retain copies, including reproducible copies, of the Project Drawings, Specifications and other documents for information and reference in connection with the Owner's use and occupancy of the Project. The Project Drawings, Specifications or other documents shall not be used by the Owner or others on other projects, for additions to this Project or for completion of this Project by others, unless the Architect is in default under this Agreement, except by agreement in writing and with appropriate compensation to the Architect. Owner shall take such action as may be necessary to prevent their use on any other project or for additions to the Project outside the scope of the Work by Construction Manager, any Subcontractor, Sub-subcontractor or material or equipment supplier. The Development Manager, Construction Manager, Subcontractors, Sub-subcontractors and material and equipment suppliers are granted a limited license to use and reproduce applicable portions of the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants appropriate to and for use in the execution of their Work under the Contract Documents. All copies made under this license shall bear the statutory copyright notice, if any, shown on the Drawings, Specifications and other documents prepared by the Architect and the Architect's consultants. Submittals or distributions necessary to meet official regulatory requirements or for other purposes relating to completion of the Project are not to be construed as a publication in derogation of the Owner's copyright or other reserved rights.

ARTICLE 2.  OWNER

2.1      GENERAL

2.1.1 The Owner is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The Development Manager has express authority to bind the Owner with respect to all matters requiring the Owner's approval or authorization, solely excluding approval of Change Orders and amendments or modifications to the Contract. The Architect does not have such authority. The term "Owner" means the Owner or the Development Manager.

2.1.2 The Development Manager shall furnish to the Construction Manager within 15 days after receipt of a written request, a correct statement of the record legal title to the property on which the Project is located, usually referred to as the site, and the Owner's interest therein.

2.1.3 Owner shall provide Construction Manager with reasonable evidence of receipt of sufficient funds to complete construction of the Project in accordance with Section 3.1.1 of the Agreement.

2.2      INFORMATION AND SERVICES REQUIRED OF THE OWNER

2.2.1 Except for permits and fees, including those required under Subparagraph 3.7.1, which are the responsibility of the Construction Manager under the Contract Documents, the Development Manager shall secure and the Owner shall pay for necessary approvals, easements, assessments and charges required for construction, use or occupancy of permanent structures or for permanent changes in existing facilities.

2.2.2 The Owner shall furnish surveys describing physical characteristics, legal limitations and utility locations for the site of the Project, and a legal description of the site. The Construction Manager shall be entitled to rely on the accuracy of information furnished by the Owner but shall exercise proper precautions relating to the safe performance of the Work.

2.2.3 Information or services required of the Owner by the Contract Documents shall be furnished by the Development Manager with reasonable promptness.

2.2.4 Unless otherwise provided in the Contract Documents, the Construction Manager will be furnished, free of charge, such copies of Drawings and Project Manuals as are reasonably necessary for execution of the Work.

2.3      OWNER'S RIGHT TO STOP THE WORK

2.3.1 If the Construction Manager fails to correct Work which is not in accordance with the requirements of the Contract Documents as required by Paragraph 12.2 or fails to carry out Work in accordance with the Contract Documents, the Development Manager may issue a written order to the Construction Manager to stop the Work, or any portion thereof, until the cause for such order has been eliminated; however, the right of the Development Manager to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Construction Manager or any other person or entity. This right shall be in addition to, and not in restriction of, Owner's rights under Subparagraph 12.2.

2.4      OWNER'S RIGHT TO CARRY OUT THE WORK

2.4.1 If the Construction Manager defaults or neglects to carry out the Work in accordance with the Contract Documents and fails within a five business day period after receipt of written notice from the Development Manager to commence and continue correction of such default or neglect with diligence and promptness, the Owner may, without prejudice to other remedies the Owner may have, commence and continue to carry out the Work. In such case an appropriate Change Order shall be issued deducting from payments then or thereafter due the Construction Manager the reasonable cost of correcting such deficiencies or otherwise performing the Work, including Owner's expenses and compensation for the Architect's and Development Manager's additional services made necessary by such default, neglect or failure. If payments then or thereafter due the Construction Manager are not sufficient to cover such amounts, the Construction Manager shall promptly pay the difference to the Owner. The right of the Development Manager to stop the Work shall not give rise to a duty on the part of the Owner to exercise this right for the benefit of the Construction Manager or any other person or entity.

ARTICLE 3.        CONSTRUCTION MANAGER

3.1      DEFINITION

3.1.1 The Construction Manager is the person or entity identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Construction Manager" includes the Construction Manager's authorized representative.
3.1.2 The Construction Manager shall perform the Work in accordance with the Contract Documents.

3.1.3 The Construction Manager shall not be relieved of obligations to perform the Work in accordance with the Contract Documents either by activities or duties of the Architect or Development Manager in their administration of the Contract, or by tests, inspections or approvals required or performed by persons other than the Construction Manager.

3.2    REVIEW OF CONTRACT DOCUMENTS AND FIELD CONDITIONS BY CONSTRUCTION MANAGER

3.2.1 Since the Contract Documents are complementary, before starting each portion of the Work, the Construction Manager shall carefully study and compare the various Drawings and other Contract Documents relative to that portion of the Work, shall take field measurements of any existing conditions related to that portion of the Work and shall observe any conditions at the site affecting it. These obligations are for the purpose of facilitating construction by the Construction Manager and are not for the purpose of discovering errors, omissions, or inconsistencies in the Contract Documents; however, any errors, inconsistencies or omissions discovered by the Construction Manager shall be reported promptly to the Development Manager and Architect as a request for information in such form as each may require. In addition, if the Construction Manager performs any construction activity and, in the Construction Manager's capacity as a contractor and not as a licensed design professional, if it knows or reasonably should have known that any of the Contract Documents contains a recognized error, inconsistency or omission, the Construction Manager shall be responsible for such performance and shall bear the cost for correction thereof.

3.2.2 Any design errors or omissions noted by the Construction Manager during this review shall be reported promptly to the Development Manager and Architect, but it is recognized that the Construction Manager's review is made in the Construction Manager's capacity as a contractor and not as a licensed design professional unless otherwise specifically provided in the Contract Documents. The Construction Manager is not required to ascertain that the Contract Documents are in accordance with applicable laws, statues, ordinances, building codes, and rules and regulations, but any nonconformity discovered by or made known to the Construction Manager shall be reported promptly to the Development Manager and Architect.

3.2.3 If the Construction Manager believes that additional cost or time is involved because of clarifications or instructions issued by the Architect in response to the Construction Manager's notices or requests for information pursuant to Subparagraphs 3.2.1 and 3.2.2, the Construction Manager shall make Claims as provided in Subparagraphs 4.3.6 and 4.3.7. If the Construction Manager fails to perform the obligations of Subparagraphs 3.2.1 and 3.2.2, the Construction Manager shall pay such costs and damages to the Owner as would have been avoided if the Construction Manager had performed such obligations.

3.2.4 Except as to any reported errors, inconsistencies or omissions, and to concealed or unknown conditions defined in Paragraph 4.3.4, by executing the Agreement, the Construction Manager represents the following:

..1   The Contract Documents are sufficiently complete and detailed for the
     Construction Manager to (1) perform the Work required to produce the results intended by the Contract Documents and (2) comply with all the requirements of the Contract Documents.

..2   The Work required by the Contract Documents including, without limitation, all construction details, construction means, methods, procedures and techniques necessary to perform the Works, use of materials, selection of equipment and requirements of product manufacturers shall be consistent with (1) good and sound practices within the construction industry, (2) generally prevailing and accepted industry standards applicable to Work; (3) requirements of any warranties applicable to the work; and (4) all laws, ordinances and regulations, rules and orders which bear upon the Construction Manager's performance of the Work.

3.3      SUPERVISION AND CONSTRUCTION PROCEDURES

3.3.1 The Construction Manager shall supervise and direct the Work, using the Construction Manager's best skill and attention. The Construction Manager shall be solely responsible for and have control over construction means, methods, techniques, sequences and procedures and for coordinating all portions of the Work under the Contract, including coordination of the duties of all trades, unless the Contract Documents give other specific instructions concerning these matters. If the Contract Documents give specific instructions concerning construction means, methods, techniques, sequences or procedures, the Construction Manager shall evaluate the jobsite safety thereof and, except as stated below, shall be fully and solely responsible for the jobsite safety of such means, methods, techniques, sequences or procedures. If the Construction Manager determines that such means, methods, techniques, sequences or procedures may not be safe, the Construction Manager shall give timely written notice to the Development Manager and Architect and shall not proceed with that portion of the Work without further written instructions from the Development Manager. If the Construction Manager is then instructed to proceed with the required means, methods, techniques, sequences or procedures without acceptance of changes proposed by the Construction Manager, the Construction Manager shall not be responsible for any resulting loss or damage.

3.3.2 The Construction Manager shall be responsible to the Owner for acts and omissions of the Construction Manager's employees, Subcontractors and their agents and employees, and other persons or entities performing portions of the Work for or on behalf of the Construction Manager or any of its Subcontractors.

3.3.3 The Construction Manager shall be responsible for inspection of portions of Work already performed to determine that such portions are in accordance with the Drawings and in proper condition to receive subsequent Work.

3.3.4 The Construction Manager acknowledges that it is the Construction Manager's responsibility to hire all personnel for the proper and diligent prosecution of the Work and the Construction Manager shall use its best efforts to maintain labor peace for the duration of the Project. In the event of any labor dispute with respect to the Work or the Project, the Construction Manager shall not be entitled to any increase in the Contract Sum. Labor disputes other than with respect to labor at the Project site shall be governed by Paragraph 8.3.1 hereof.

3.3.5 The Construction Manger shall be responsible for coordination of Owner's other contractors to the extent set forth in the Agreement.

3.4      LABOR AND MATERIALS

3.4.1 Unless otherwise provided in the Contract Documents, the Construction Manager shall provide and pay for labor, materials, equipment, tools, construction equipment and machinery, water, heat, utilities, transportation, and other facilities and services necessary for proper execution and completion of the Work, whether temporary or permanent and whether or not incorporated or to be incorporated in the Work.

3.4.2 The Construction Manager may make substitutions only with the consent of the Development Manager, after evaluation by the Architect and pursuant to a Change Order.

3.4.3 The Construction Manager shall enforce strict discipline and good order among the Construction Manager's employees, Subcontractors, and other persons carrying out the Contract. The Construction Manager shall not permit employment of unfit persons or persons not skilled in tasks assigned to them.

3.5      WARRANTY

3.5.1 The Construction Manager warrants to the Owner, Development Manager and Architect that materials and equipment furnished under the Contract will be of good quality and new unless otherwise required or permitted by the Contract Documents, that the Work will be free from defects not inherent in the quality required or permitted, and that the Work will conform to the requirements of the Contract Documents. Work not conforming to these requirements, including substitutions not properly approved and authorized, shall be considered defective. The Construction Manager's warranty excludes remedy for damage or defect caused by abuse, modifications not executed by the Construction Manager, improper or insufficient maintenance, improper operation, or normal wear and tear and normal usage. If required by the Development Manager, the Construction Manager shall furnish satisfactory evidence as to the kind and quality of materials and equipment.

3.6      TAXES

3.6.1 The Construction Manager shall pay sales, consumer, use and similar taxes for the Work provided by the Construction Manager which are legally enacted when bids are received or negotiations concluded, whether or not yet effective or merely scheduled to go into effect. Such taxes shall not be a Cost of the Work except to the extent permitted by Paragraphs 6.1.6.1 and
6.2.1.12 of the Agreement.

3.7      PERMITS, FEES AND NOTICES

3.7.1 Unless otherwise provided in the Contract Documents, the Construction Manager shall secure and pay for the building permit and other permits and governmental fees, licenses and inspections necessary for proper execution and completion of the Work which are customarily secured after execution of the Contract and which are legally required when bids are received or negotiations concluded.

3.7.2 The Construction Manager shall comply with and give notices required by laws, regulations and lawful orders of public authorities applicable to performance of the Work.

3.7.3 It shall be the obligation of the Construction Manager to review the Contract Documents to determine and to notify the Development Manager and the Architect of any discrepancy between building codes and regulations of which the Construction Manager has knowledge or should be reasonably able to determine. The Construction Manager shall not violate any zoning, setback or other locational requirements of applicable laws, codes and ordinances, or of any recorded covenants of which the Construction Manager has knowledge. If the Construction Manager observes that portions of the Contract Documents are at variance with applicable laws, statutes, ordinances, building codes, rules or regulations, the Construction Manager promptly shall notify the Development Manager and Architect in writing, and necessary changes shall be accomplished by appropriate Modification.

3.7.4 If the Construction Manager or any of its Subcontractors at any tier performs Work knowing it to be, or where it should have known it to be, contrary to laws, statutes, ordinances, building codes, and rules and regulations, including laws related to the presence and/or protection of archeological artifacts or remnants or endangered species without prior written notice to the Architect and Development Manager, the Construction Manager shall assume full responsibility for such Work and shall bear the costs attributable to correction as well as all actual and consequential damages of Owner and Development Manager resulting therefrom.

3.8      ALLOWANCES

3.8.1 The Construction Manager shall include in the Contract Sum all allowances stated in the Contract Documents. Items covered by allowances shall be supplied for such amounts and by such persons or entities as the Development Manager may direct, but the Construction Manager shall not be required to employ persons or entities to whom the Construction Manager has reasonable objection.

3.8.2    Unless otherwise provided in the Contract Documents:

..1   allowances shall cover the cost to the Construction Manager of materials and equipment delivered at the site and all required and reimbursable taxes, less applicable trade discounts;

..2   Construction Manager's costs for unloading and handling at the site, labor, installation costs, overhead, profit and other expenses contemplated for stated allowance amounts shall be included in the Contract Sum but not in the allowances, except as may be set forth in the Budget;

..3   whenever costs are more than or less than allowances, the Contract Sum shall be adjusted accordingly by Change Order. The amount of the Change Order shall reflect (l) the difference between actual costs and the allowances under Clause 3.8.2.1 and (2) changes in Construction Manager's costs under Clause 3.8.2.2.

3.8.3 Materials and equipment under an allowance shall be selected by the Owner in sufficient time to avoid delay in the Work.

3.9      SUPERINTENDENT

3.9.1 The Construction Manager shall employ a competent project manager and a competent superintendent and necessary assistants who shall be in attendance at the project site during performance of the Work. The project manager and the superintendent shall be persons acceptable to Development Manager, and these persons shall not be replaced without, and all replacements shall be subject to, Development Manager's reasonable approval. The project manager shall represent the Construction Manager, and communications given to the project manager shall be as binding as if given to the Construction Manager. Important communications shall be confirmed in writing. Other communications shall be similarly confirmed on written request in each case or as required by the Contract Documents.

3.10     CONSTRUCTION MANAGER'S CONSTRUCTION SCHEDULES

3.10.1 The Project Schedule is attached hereto as Exhibit A. The construction schedule shall be updated and revised at appropriate intervals as required by the conditions of the Work and Project, shall be related to the entire Project, shall provide for expeditious and practicable execution of the Work and shall not be modified or extended without the prior approval of the Development Manager in each instance. The construction schedule shall be in a detailed precedence-style critical path method (CPM) or other format reasonably satisfactory to the Development Manager which (a) provides graphic representation of all activities and events that will occur during the performance of the Work; (b) identifies each phase of construction and occupancy; and (c) sets forth dates (hereinafter referred to as "Milestone Dates") that are critical in ensuring the timely and orderly completion of the Work in accordance with the requirements of the Contract Documents.

3.10.2 The Construction Manager shall prepare and keep current, for the Architect's and Development Manager's approval, a schedule of submittals which is coordinated with the Construction Manager's construction schedule and allows the Architect and Development Manager reasonable time to review submittals.

3.10.3 The Construction Manager shall perform the Work in accordance with the schedule attached to the Contract Documents, including all Milestone Dates set forth therein, and shall cause Substantial Completion and Final Completion to occur on or before the dates stated therefore in the Project schedule.

3.10.4 The Construction Manager shall monitor the progress of the Work for conformance with the requirements of the construction schedule and shall promptly advise the Development Manager of any delays or potential delays. The accepted construction schedule shall be updated to reflect actual conditions if requested by the Development Manager. In the event any updated construction schedule indicates any delays, the Construction Manager shall propose an affirmative plan to correct the delay, including overtime and/or additional labor, if necessary. In no event shall any updated construction schedule constitute an adjustment in the Contract Time, any Milestone Date or the Contract Sum unless any such adjustment is agreed to by the Development Manager and authorized pursuant to a Change Order.

3.10.5 In the event Development Manager determines that the performance of the Work (i) as of any Milestone Date or (ii) as of the end of two consecutive weeks, has not reached the level of completion required by the Project schedule, and within three (3) business days thereafter Construction has not provided Development Manager with an alternative schedule reasonably acceptable to Development Manager which shows the Work being completed before the Outside Substantial Completion Date, the Development Manager shall have the right to order the Construction Manager to take corrective measures necessary to expedite the progress of construction, including, without limitation, (1) working additional shifts or overtime, (2) supplying additional manpower, equipment and facilities and (3) other similar measures hereinafter referred to collectively as Extraordinary Measures solely for the purpose of ensuring the Construction Manager's compliance with the construction schedule.

     3.10.5.1 Cost of such Extraordinary Measures shall not be included in the Cost of the Work and all such costs shall be borne solely by Construction Manager as a part of Construction Manager's Fee.

     3.10.5.2 Development Manager may exercise its rights under or pursuant to this paragraph 3.10.5 as frequently as the Development Manager reasonably deems necessary to ensure that the Construction Manager's performance of the Work will comply with any Milestone Date or completion date set forth in the Contract Documents.

3.11     DOCUMENTS AND SAMPLES AT THE SITE

3.11.1 The Construction Manager shall maintain at the site for the Development Manager one record copy of the Drawings, Specifications, Addenda, Change Orders and other Modifications, in good order and marked currently to record field changes and selections made during construction, and one record copy of approved Shop Drawings, Product Data, Samples and similar required submittals. These shall be available to the Development Manager and Architect and shall be delivered to the Development Manager for submittal to the Owner upon completion of the Work, signed by the Construction Manager, certifying that they show complete and exact "as-built" conditions, stating sizes, kind of materials, vital piping, conduit locations and similar matters.

3.12     SHOP DRAWINGS, PRODUCT DATA AND SAMPLES

3.12.1 Shop Drawings are drawings, diagrams, schedules and other data specially prepared for the Work by the Construction Manager or a Subcontractor, Sub-subcontractor, manufacturer, supplier or distributor to illustrate some portion of the Work.

3.12.2 Product Data are illustrations, standard schedules, performance charts, instructions, brochures, diagrams and other information furnished by the Construction Manager to illustrate materials or equipment for some portion of the Work.

3.12.3 Samples are physical examples which illustrate materials, equipment or workmanship and establish standards by which the Work will be judged.

3.12.4 Shop Drawings, Product Data, Samples and similar submittals are not Contract Documents. The purpose of their submittal is to demonstrate for those portions of the Work for which submittals are required by the Contract Documents the way by which the Construction Manager proposes to conform to the information given and the design concept expressed in the Contract Documents. Review by the Architect is subject to the limitations of Subparagraph 4.2.7. Informational submittals upon which the Architect is not expected to take responsive action may be so identified in the Contract Documents. Submittals which are not required by the Contract Documents may be returned by the Architect without action.

3.12.5 The Construction Manager shall review for compliance with the Contract Documents, approve and submit to the Architect Shop Drawings, Product Data, Samples and similar submittals required by the Contract Documents with reasonable promptness and in such sequence as to cause no delay in the Work or in the activities of the Owner or of separate Construction Managers. Submittals which are not marked as reviewed for compliance with the Contract Documents and approved by the Construction Manager may be returned by the Architect without action.

3.12.6 By approving and submitting Shop Drawings, Product Data, Samples and similar submittals, the Construction Manager represents that the Construction Manager has determined and verified materials, field measurements and field construction criteria related thereto, or will do so, and has checked and coordinated the information contained within such submittals with the requirements of the Work and of the Contract Documents.

3.12.7 The Construction Manager shall perform no portion of the Work for which the Contract Documents require submittal and review of Shop Drawings, Product Data, Samples or similar submittals until the respective submittal has been approved by the Architect. Construction Manager shall not be responsible for any delay in performing the Work to the extent resulting from failure of Architect to perform its obligations within the time period set forth in Paragraph 4.2.7, and any such material delay shall result in one or both of an extension of the Outside Substantial Completion Date or an increase in the Contract Sum to account for the required acceleration of the Work. Whether to extend the Outside Substantial Completion Date or increase in the Contract Sum, or to undertake a combination of both, shall be determined by Development Manager in its sole and absolute discretion.

3.12.8 The Work shall be in accordance with approved submittals; except that the Construction Manager shall not be relieved of responsibility for deviations from requirements of the Contract Documents by the Architect's approval of Shop Drawings, Product Data, Samples or similar submittals unless the Construction Manager has specifically informed the Architect in writing of such deviation at the time of submittal and a Change Order or Construction Change Directive has been issued authorizing the deviation. The Construction Manager shall not be relieved of responsibility for errors or omissions in Shop Drawings, Product Data, Samples or similar submittals by the Architect's approval thereof.

3.12.9 The Construction Manager shall direct specific attention, in writing or on resubmitted Shop Drawings, Product Data, Samples or similar submittals, to revisions other than those requested by the Architect on previous submittals. In the absence of such written notice the Architect's approval of a resubmission shall not apply to such revisions.

3.12.10 The Construction Manager shall not be required to provide professional services which constitute the practice of architecture or engineering unless such services are specifically required by the Contract Documents for a portion of the Work or unless the Construction Manager needs to provide such services in order to carry out the Construction Manager's responsibilities for construction means, methods, techniques, sequences and procedures. The Construction Manager shall not be required to provide professional services in violation of applicable law. If professional design services or certification by a design professional related to systems, materials or equipment are specifically required of the Construction Manager by the Contract Documents, the Development Manager and the Architect will specify all performance and design criteria that such services must satisfy. The Construction Manager shall cause such services or certifications to be provided by a properly licensed design professional, whose signature and seal shall appear on all drawings, calculations, specifications, certifications, Shop Drawings and other submittals prepared by such professional. Shop Drawings and other submittals related to the Work designed or certified by such professional, if prepared by others, shall bear such professional's written approval when submitted to the Architect. The Owner, Development Manager and the Architect shall be entitled to rely upon the adequacy, accuracy and completeness of the services, certifications and approvals performed by such design professionals, provided the Development Manager and Architect have specified to the Construction Manager all performance and design criteria that such services must satisfy. Pursuant to this Subparagraph 3.12.10, the Architect will review, approve or take other appropriate action on submittals only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Construction Manager shall not be responsible for the adequacy of the performance or design criteria required by the Contract Documents.

3.12.11 All shop drawings for any architectural, structural, mechanical or electrical work must be submitted to, and approved by, the Architect. The Construction Manager represents and warrants that all shop drawings shall be prepared by persons and entities possessing experience and expertise in the trade for which the shop drawing is prepared and, if reasonably required by the Architect or by applicable law, by a licensed engineer.

3.13     USE OF SITE

3.13.1 The Construction Manager shall confine operations at the site to areas permitted by law, ordinances, permits and the Contract Documents and shall not unreasonably encumber the site with materials or equipment.

3.14     CUTTING AND PATCHING

3.14.1 The Construction Manager shall be responsible for cutting, fitting or patching required to complete the Work or to make its parts fit together properly.

3.14.2 The Construction Manager shall not damage or endanger a portion of the Work or fully or partially completed construction of the Owner or separate contractors by cutting, patching or otherwise altering such construction, or by excavation. The Construction Manager shall not cut or otherwise alter such construction by the Owner or a separate contractor except with written consent of the Development Manager and of such separate contractor; such consent not to be unreasonably withheld. The Construction Manager shall not unreasonably withhold from the Owner or a separate contractor the Construction Manager's consent to cutting or, otherwise altering the Work.

3.15     CLEANING UP

3.15.1 The Construction Manager shall keep and maintain the site and surrounding area free from accumulation of waste materials or rubbish caused by operations under the Contract on a daily basis to the reasonable satisfaction of Development Manager. At completion of the Work the Construction Manager shall remove from and about the Project waste materials, rubbish, the Construction Manager's tools, construction equipment, machinery and surplus materials.

3.15.2 If the Construction Manager fails to clean up as provided in the Contract Documents, the Owner may do so and the cost thereof shall be charged to the Construction Manager.

3.16     ACCESS TO WORK

3.16.1 The Construction Manager shall provide the Owner, Development Manager, Independent Consultant and Architect access to the Work in preparation and progress wherever located.

3.17     ROYALTIES AND PATENTS AND COPYRIGHTS

3.17.1 The Construction Manager shall pay all royalties and license fees. The Construction Manager shall defend suits or claims for infringement of copyrights and patent rights and shall hold the Owner, Development Manager and Architect harmless from loss on account thereof, but shall not be responsible for such defense or loss when a particular design, process or product of a particular manufacturer or manufacturers is required by the Contract Documents or where the copyright violations are contained in Drawings, Specifications or other documents prepared by the Owner or Architect. However, if the Construction Manager has reason to believe that the required design, process or product is an infringement of a copyright or a patent, the Construction Manager shall be responsible for such loss unless such information is promptly furnished to the Architect.

3.18     INDEMNIFICATION

3.18.1 To the fullest extent permitted by law, Construction Manager shall indemnify, defend and hold harmless Owner, Development Manager, Architect, Trustee, and each and every of their respective contractors, consultants, officers, directors, partners, members, agents and employees (each, an "Indemnified Party") from and against all claims, demands, suits, damages, losses and expenses, including consequential damages, to the extent arising out of or resulting from the performance of the Work by Construction Manager, or any Subcontractor, person or organization for whose acts the Construction Manager is liable, provided that such claim, demand, suit, damage, loss or expense is attributable to bodily injury or damage to property.

3.18.2 In any and all claims against an Indemnified Party by any employee of the Construction Manager, any Subcontractor or any person or organization employed by any of them to perform or furnish any of the Work, or anyone for whose acts any of them may be liable, the indemnification obligation under Subparagraph 3.18.1 shall not be limited by any limitation on amount or type of damages, compensation or benefits payable by or for the Construction Manager or a Subcontractor under any laws regulating worker's compensation, disability benefit acts or other employee benefits.

3.18.3 The Construction Manager shall defend each Indemnified Party, through counsel reasonably approved by such Indemnified Party, in any action, proceeding or arbitration brought against the Indemnified Party by reason of any such claim described in this Paragraph 3.18. The Construction Manager's obligation to defend an Indemnified Party shall not extend to any action, proceeding or arbitration which asserts or alleges only that the injury to the claimant resulted solely from the negligence or misconduct of the Indemnified Party and from no other cause or if a final judgment is obtained establishing that such injury to the claimant resulted solely from the negligence or misconduct of the Indemnified Party and from no other cause in which latter event Construction Manager's obligation to defend such Indemnified Party shall cease upon the date such judgment becomes final, and such Indemnified Party shall thereupon reimburse Construction Manager for its reasonable attorneys' fees and the court costs in so defending such Indemnified Party.

3.18.4 If any claim or lien or stop-notice or any other demand for payment or security therefor, including claims or demands upon performance and payment bond sureties for this Contract, is made or filed with the Owner or against the Project by any person claiming that Construction Manager or any Subcontractor or supplier or any other person claiming under any of them has failed to perform its contractual obligations or to make payment for any labor, services, trust fund contribution, materials, equipment, taxes or other item furnished or obligation incurred for or in connection with the Work, or if at any time there shall be evidence of such nonperformance or nonpayment of any claim or lien or stop-notice or other demand for which, if established, the Owner or the Project might become liable, and if the Construction Manager fails to issue a bond under Subparagraph 3.18.5, then the Owner shall have the right to retain from any payment then due or thereafter to become due under the Contract, or to be reimbursed by Construction Manager of, any amount sufficient to (i) satisfy, discharge and defend against any such claim of lien or stop-notice or other demand, or any action or proceeding thereon which may be brought to judgment or award; (ii) make good any such nonpayment, nonperformance, damage, failure or default; and (iii) compensate the Owner for any and all loss, liability, damage, cost and expense (including attorneys' and consultants' fees and costs) which may be sustained or incurred in connection therewith. The foregoing shall not apply to the extent such claim, lien or stop-notice or other demand for payment results from any failure of Owner to make payment under the Contract Documents in breach of the Contract Documents.

3.18.5 Should any Subcontractor, supplier or other person for which the Construction Manager is responsible or any of them, make, record or file, or maintain any action on or respecting a claim of mechanic's lien, stop-notice, equitable lien, payment or performance bond, or a lis pendens, relating to the Work, the Construction Manager shall immediately and at its own expense procure, furnish and record appropriate statutory release bonds which will extinguish or expunge said claim, stop-notice or lis pendens.

3.18.6 Notwithstanding any other provision of the Agreement to the contrary, an Indemnified Party shall be entitled to recovery of all attorney's fees associated with the enforcement of this Section 3.18.

ARTICLE 4.     ADMINISTRATION OF THE CONTRACT

4.1      ARCHITECT

4.1.1 The Architect is the person lawfully licensed to practice architecture or an entity lawfully practicing architecture identified as such in the Agreement and is referred to throughout the Contract Documents as if singular in number. The term "Architect" means the Architect or the Architect's authorized representative.

4.1.2 Duties, responsibilities and limitations of authority of the Architect as set forth in the Contract Documents shall not be restricted, modified or extended without written consent of the Development Manager, Construction Manager and Architect.

4.2      ARCHITECT'S ADMINISTRATION OF THE CONTRACT

4.2.1 The Architect will provide administration of the Contract as described in the Contract Documents, and will be an Owner's representative (1) during construction, (2) until final payment is due and (3) with the Owner's concurrence, from time to time in accordance with the Agreement. The Architect will have authority to act on behalf of the Owner only to the extent provided in the Contract Documents, unless otherwise modified in writing in accordance with other provisions of the Contract.

4.2.2 The Architect, as a representative of the Owner, will visit the site at intervals appropriate to the stage of the Construction Manager's operations
(1) to become generally familiar with and to keep the Development Manager informed about the progress and quality of the portion of the Work completed,
(2) to endeavor to guard the Owner against defects and deficiencies in the Work, and (3) to determine in general if the Work is being performed in a manner indicating that the Work, when fully completed, will be in accordance with the Contract Documents. However, the Architect will not be required to make exhaustive or continuous on-site inspections to check the quality or quantity of the Work. The Architect will neither have control over or charge of, nor be responsible for, the construction means, methods, techniques, sequences or procedures, or for safety precautions and programs in connection with the Work, since these are solely the Construction Manager's rights and responsibilities under the Contract Documents, except as provided in Subparagraph 3.3.1.

4.2.3 The Architect will not be responsible for the Construction Manager's failure to perform the Work in accordance with the requirements of the Contract Documents. The Architect will not have control over or charge of and will not be responsible for acts or omissions of the Construction Manager, Subcontractors, or their agents or employees, or of any other persons performing portions or entities of the Work.

4.2.4 Communications Facilitating Contract Administration. The Architect and Construction Manager shall communicate with Owner through the Development Manager about matters arising out of or related to the Contract.
Communications by and with Subcontractors and material suppliers shall be through the Construction Manager. Communications by and with separate contractors shall be through the Development Manager.

4.2.5 Based on evaluations of the Work by Architect and Development Manager and of the Construction Manager's Applications for Payment, the Architect and Development Manager will each review and certify the amounts due the Construction Manager and will issue Certificates for Payment in such amounts.

4.2.6 The Architect and Development Manager will each have authority to reject Work that does not conform to the Contract Documents. Whenever the Architect or Development Manager considers it necessary or advisable, they each will have authority to require inspection or testing of the Work in accordance with Subparagraphs 13.5.2 and 13.5.3, whether or not such Work is fabricated, installed or completed. However, neither this authority of the Architect and Development Manager nor a decision made in good faith either to exercise or not to exercise such authority shall give rise to a duty or responsibility of the Architect or Development Manager to the Construction Manager, Subcontractors, material and equipment suppliers, their agents or employees, or other persons or entities performing portions of the Work.

4.2.7 The Architect will review and approve or take other appropriate action upon the Construction Manager's submittals such as Shop Drawings, Product Data and Samples, but only for the limited purpose of checking for conformance with information given and the design concept expressed in the Contract Documents. The Architect's action will be taken with such reasonable promptness as to cause no delay in the Work or in the activities of the Owner, Construction Manager or separate contractors, but in no event longer than five (5) days after receipt by Architect, except to the extent that such action cannot reasonably be completed in a professional manner within such period as reasonably agreed to by Development Manager and Construction Manager. Review of such submittals is not conducted for the purpose of determining the accuracy and completeness of other details such as dimensions and quantities, or for substantiating instructions for installation or performance of equipment or systems, all of which remain the responsibility of the Construction Manager as required by the Contract Documents. The Architect's review of the Construction Manager's submittals shall not relieve the Construction Manager of the obligations under Paragraphs 3.3, 3.5 and 3.12. The Architect's review shall not constitute approval of safety precautions or, unless otherwise specifically stated by the Architect, of any construction means, methods, techniques, sequences or procedures. The Architect's approval of a specific item shall not indicate approval of an assembly of which the item is a component.

4.2.8 The Architect and Development Manager shall have authority to prepare Change Orders and Construction Change Directives.

4.2.9 The Architect and Development Manager will conduct inspections to determine the date or dates of Substantial Completion and the date of Final Completion. Architect will receive from the Construction Manager and forward to the Development Manager for the Development Manager's review and records written warranties and related documents required by the Contract and assembled by the Construction Manager. Architect and Development Manager will each issue a final Certificate for Payment upon compliance with the requirements of the Contract Documents.

4.2.10 If the Development Manager and Architect agree pursuant to a separate written amendment, the Architect will provide one or more project representatives to assist in carrying out the Architect's responsibilities at the site.

4.2.11 The Architect will interpret and decide matters concerning performance under and requirements of the Contract Documents on written request of either the Development Manager or Construction Manager. The Architect's response to such requests will be made in writing within any time limits agreed upon or otherwise with reasonable promptness. If no agreement is made concerning the time within which interpretations required of the Architect shall be furnished in compliance with this Paragraph 4.2, then delay shall not be recognized on account of failure by the Architect to furnish such interpretations until 10 days after written request is made for them.

4.2.12 Interpretations and decisions of the Architect will be consistent with the intent of and reasonably inferable from the Contract Documents and will be in writing or in the form of drawings. When making such interpretations and initial decisions, the Architect will endeavor to secure faithful performance by both Owner and Construction Manager, will not show partiality to either, and will not be liable for results of interpretations or decisions so rendered in good faith.

4.2.13 The Architect's decisions on matters relating to aesthetic effect will be final if consistent with the intent expressed in the Contract Documents.

4.3      CLAIMS AND DISPUTES

4.3.1 Definition. A Claim is a demand or assertion by one of the parties seeking, as a matter of right, adjustment or interpretation of Contract terms, payment of money, extension of time or other relief with respect to the terms of the Contract. The term "Claim" also includes other disputes and matters in question between the Owner and Construction Manager arising out of or relating to the Contract. Claims must be initiated by written notice. The responsibility to substantiate Claims shall rest with the party making the Claim.

4.3.2 Time Limits on Claims. Claims by either party must be initiated within 21 days after occurrence of the event giving rise to such Claim or within 21 days after the claimant first recognizes the condition giving rise to the Claim, whichever is later. Claims must be initiated by written notice containing a brief description thereof to the Architect and the other party.

4.3.3 Continuing Contract Performance. Pending final resolution of a Claim, except as otherwise agreed in writing or as provided in Subparagraph 9.7.1 and
Article 14, the Construction Manager shall proceed diligently with performance of the Contract and the Owner shall continue to make payments in accordance with the Contract Documents.

4.3.4 Claims for Concealed or Unknown Conditions. If conditions not reasonably discoverable by Construction Manager or the applicable Subcontractor are encountered at the site which are (l) subsurface or otherwise concealed physical conditions which differ materially from those indicated in the Contract Documents or (2) unknown physical conditions of an unusual nature, which differ materially from those ordinarily found to exist and generally recognized as inherent in construction activities of the character provided for in the Contract Documents, then notice by the observing party shall be given to the other party promptly before conditions are disturbed and in no event later than three (3) days after first observance of the conditions. The Architect will promptly investigate such conditions and, if they differ materially and cause an increase or decrease in the Construction Manager's cost of, or time required for, performance of any part of the Work, will recommend an equitable adjustment in the Contract Sum or Contract Time, or both, but not in the amount of Construction Manager's Fee. If the Architect determines that the conditions at the site are not materially different from those indicated in the Contract Documents or that such differences were reasonably discoverable by Construction Manager or the applicable Subcontractor and that no change in the terms of the Contract is justified, the Architect shall so notify the Owner and Construction Manager in writing, stating the reasons. Claims by either party in opposition to such determination must be made within seven (7) days after the Architect has given notice of the decision. Subject to Sections 1.1.3 and 3.2.4 hereof, if the conditions encountered are materially different, the Contract Sum and Contract Time shall be equitably adjusted, but if the Owner and Contractor cannot agree on an adjustment in the Contract Sum or Contract Time, the adjustment shall be subject to further proceedings pursuant to the Agreement.

4.3.5 Claims for Additional cost. If the Construction Manager wishes to make Claim for an increase in the Contract Sum, written notice as provided herein shall be given before proceeding to execute the Work. Prior notice is not required for Claims relating to an emergency endangering life or property arising under Paragraph 10.5.

4.3.6 If the Construction Manager believes additional cost of the Work is involved for reasons including but not limited to (l) a written interpretation from the Architect, (2) an order by the Development Manager to stop the Work where the Construction Manager was not at fault, (3) failure of payment by the Owner, (4) termination of the Contract by the Owner, (5) Owner's suspension or
(6) other reasonable grounds, Claim shall be filed in accordance with this Paragraph 4.3.

4.3.7    Claims for Additional Time

4.3.7.1 If the Construction Manager wishes to make Claim for an increase in the Contract Time, written notice as provided herein shall be given. The Construction Manager's Claim shall include an estimate of cost and of probable effect of delay on progress of the Work. In the case of a continuing delay only one Claim is necessary.

4.3.7.2 Claims for adverse weather conditions shall be determined on the basis of an entire calendar quarter (i.e. January 1-March 31, April 1-June 30, July 1-September 30 and October 1-December 31). Adverse weather conditions shall be a basis for a Claim for additional time only if such Claim shall be documented by data substantiating that adverse weather conditions for any applicable calendar quarter at the nearest National Weather Service location to the site exceeded the "Quartlerly Rainfall Threshold" for the applicable calendar quarter and had an adverse effect on the critical path of the construction schedule. The "Quarterly Rainfall Threshold" shall equal the average of (i) the median rainfall recorded in the past ten years for such calendar quarter and (ii) the heaviest rainfall recorded in the past ten years for such calendar quarter.

4.3.8 Injury or Damage to Person or Property. If either party to the Contract suffers injury or damage to person or property because of an act or omission of the other party, or of others for whose acts such party is legally responsible, written notice of such injury or damage, whether or not insured, shall be given to the other party within a reasonable time not exceeding 7 days after discovery. The notice shall provide sufficient detail to enable the other party to investigate the matter.

4.3.9 If unit prices are stated in the Contract Documents or subsequently agreed upon, and if quantities originally contemplated are so changed in a proposed Change Order or Construction Change Directive that application of such unit prices to quantities of Work proposed will cause substantial inequity to the Owner or Construction Manager, the applicable unit prices shall be equitably adjusted.

ARTICLE 5.        SUBCONTRACTORS

5.1      DEFINITIONS

5.1.1 A Subcontractor is a person or entity who has a direct contract with the Construction Manager to perform a portion of the Work at the site. The term "Subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Subcontractor or an authorized representative of the Subcontractor. The term "Subcontractor" does not include a separate contractor who has a direct contract with Owner or subcontractors of a separate contractor.

5.1.2 A Sub-subcontractor is a person or entity who has a direct or indirect contract with a Subcontractor to perform a portion of the Work at the site. The term "Sub-subcontractor" is referred to throughout the Contract Documents as if singular in number and means a Sub-subcontractor or an authorized representative of the Sub-subcontractor.

5.2      AWARD OF SUBCONTRACTS AND OTHER CONTRACTS FOR PORTIONS OF THE WORK

5.2.1 The Construction Manager shall develop Subcontractor interest in the Project and shall use its best efforts to furnish to the Development Manager and Architect for their information a list of at least five (5) pre-qualified Subcontractors, including suppliers who are to furnish materials or equipment fabricated to a special design, from whom proposals will be requested for each principal portion of the Work. All Subcontractors who bid on any portion of the Work shall have been pre-qualified by Construction Manager as satisfying each of the requirements set forth on Exhibit B to the Contract, unless waived in writing by Development Manager. The Development Manager will promptly reply in writing to the Construction Manager if the Development Manager or Architect has any objection to such Subcontractor or supplier. The receipt of such list shall not require the Development Manager to investigate the qualifications of proposed Subcontractors or suppliers, nor shall it waive the right of the Development Manager later to object to or reject any proposed Subcontractor or supplier. The Subcontractor's bid list shall be approved by Development Manager.

5.2.2 The Construction Manager shall obtain sealed bids from Subcontractors and from suppliers of materials or equipment fabricated to a special design for the Work from the list previously approved by Development Manager. Construction Manager shall deliver such sealed bids to the Development Manager from such Subcontractors and shall open them in the presence of the Development Manager. The Development Manager shall then determine which bids will be accepted, after receiving from the Construction Manager a detailed review of the completeness and scope of each bid and an analysis of each Subcontractor's ability to perform the subcontract financially and on schedule, as well as a written recommendation as to which Subcontractor should be selected. Development Manager shall reasonably approve the form and process of Construction Manager's review, analysis and recommendation. The Development Manager may designate specific persons or entities from whom the Construction Manager shall obtain bids; however, the Development Manager may not prohibit the Construction Manager from obtaining bids from other qualified bidders. The Construction Manager shall not be required to contract with anyone to whom the Construction Manager has reasonable objection.

5.2.3 If a specific bidder among those whose bids are delivered by the Construction Manager to the Development Manager (1) is recommended to the Development Manager by the Construction Manager; (2) is qualified to perform that portion of the Work as reasonably determined by Development Manager; and
(3) has submitted a bid which conforms to the requirements of the Contract Documents without reservations or exceptions, but the Development Manager requires that a higher bid be accepted, then the Construction Manager may require that a Change Order be issued to adjust the Guaranteed Maximum Price by the difference between the bid of the person or entity recommended to the Development Manager by the Construction Manager and the amount of the subcontract or other agreement actually signed with the person or entity designated by the Development Manager; provided that Construction Manager's Fee shall not be increased as a result thereof.

5.2.4 The Construction Manager shall not change a Subcontractor, person or entity previously selected if the Development Manager or Architect makes reasonable objection to such substitute.

5.2.5 Construction Manager shall cause all subcontracts to include a clause prohibiting Construction Manager from receiving any discount, refunds, inducement, benefit or payment which is not to or for the benefit of Owner and which is not reflected in the terms of the applicable subcontract. Each Subcontractor shall certify as to such statement upon request of Owner, Development Manager or Trustee.

5.3      SUBCONTRACTUAL RELATIONS

5.3.1 By appropriate written agreement, the Construction Manager shall require each Subcontractor, to the extent of the Work to be performed by the Subcontractor, to be bound to the Construction Manager by terms of the Contract Documents, and to assume toward the Construction Manager all the obligations and responsibilities, including responsibility for safety of the Subcontractor's Work, which the Construction Manager, by these Contract Documents, assumes toward the Owner, Development Manager and Architect. Each subcontract agreement shall preserve and protect the rights of the Owner, Development Manager and Architect under the Contract Documents with respect to the Work to be performed by the Subcontractor so that subcontracting thereof will not prejudice such rights, and shall allow to the Subcontractor, unless specifically provided otherwise in the subcontract agreement, the benefit of all rights, remedies and redress against the Construction Manager that the Construction Manager, by the Contract Documents, has against the Owner. Where appropriate, the Construction Manager shall require each Subcontractor to enter into similar agreements with Sub-subcontractors. The Construction Manager shall make available to each proposed Subcontractor, prior to the execution of the subcontract agreement, copies of the Contract Documents to which the Subcontractor will be bound, and, upon written request of the Subcontractor, identify to the Subcontractor terms and conditions of the proposed subcontract agreement which may be at variance with the Contract Documents. Subcontractors will similarly make copies of applicable portions of such documents available to their respective proposed Sub-subcontractors.

5.3.2 Notwithstanding any provision of Subparagraph 5.3.1, any part of the Work performed for the Construction Manager by a Subcontractor or its Sub-subcontractor shall be pursuant to a written Subcontract between the Construction Manager and such Subcontractor (or the Subcontractor and its Subcontractor at any tier), which shall be prepared on a form of subcontract satisfactory to the Development Manager in all respects. Each subcontract shall contain provisions that:

         1. require that such Work be performed in accordance with the requirements of the Contract Documents;

         2. waive all rights the contracting parties may have against one another or that the Subcontractor may have against the Owner for damages caused by fire or other perils covered by the insurance described in the Contract Documents;

         3. require the Subcontractor to carry and maintain insurance coverage in accordance with the Contract Documents, and to file certificates of such coverage with the Construction Manager;

         4. require the Subcontractor to submit certificates and waivers of liens for work completed by it and by its Sub-subcontractors as a condition to the disbursement of the progress payment next due and owing;

         5. require submission to Construction Manager or Subcontractor, as the case may be, of applications for payment in a form approved by the Owner, together with clearly defined invoices and billings supporting all such applications under each subcontract to which the Construction Manager is a party;

         6. report, so far as practicable, unit prices and any other feasible formula for use in the determination of costs of changes in the Work;

         7. require each Subcontractor to furnish to the Construction Manager in a timely fashion all information necessary for the preparation and submission of the reports required herein;

         8. require that each Subcontractor continue to perform under its subcontract in the event the Contract is terminated and the Owner shall take an assignment of said subcontract and request such Subcontractor to continue such performance;

         9. require each Subcontractor to remove all debris created by its activities;

         10. prohibit Construction Manager from receiving any discount, refund, inducement, benefit or payment which is not to or for the benefit of Owner and which is not reflected in the terms of the applicable subcontract;

         11. require Subcontractor to certify upon request of Owner, Development Manager, or Trustee that no discount, refund, inducement, benefit or payment described in subparagraph 10 above has been paid to Construction Manager by such Subcontractor, or to its knowledge, any other Subcontractor;

         12. acknowledge that Development Manager has express authority to bind Owner with respect to all matters requiring Owner's approval or authorization, excluding approval of Change Orders and amendments or modifications to the Contract; and

         13. require the Subcontractor to adhere to such Native American hiring preferences as may affect the Project from time to time.

5.4      CONTINGENT ASSIGNMENT OF SUBCONTRACTS

5.4.1 Each subcontract agreement for a portion of the Work is assigned by the Construction Manager to the Owner provided that:

         .1 assignment is effective only after termination of the Contract by the Owner in accordance with the terms of the Contract Documents or stoppage of the Work by Owner under
                  Section 2.3.1, and only for those subcontract agreements which the Owner accepts by notifying the Subcontractor and Construction Manager in writing; and

         .2 assignment is subject to the prior rights of the surety, if any, obligated under bond relating to the Contract.

5.4.2 Upon such assignment, if the Work has been suspended for more than 30 days, the Subcontractor's compensation shall be equitably adjusted for increases in cost (if any) resulting from the suspension.

ARTICLE 6.        CONSTRUCTION BY OWNER OR  BY SEPARATE CONTRACTORS

6.1      OWNER'S RIGHT TO PERFORM CONSTRUCTION AND TO AWARD SEPARATE CONTRACTS

6.1.1 The Owner reserves the right to perform construction or operations related to the Project with the Owner's own forces, and to award separate contracts in connection with other portions of the Project or other construction or operations on the site.

6.1.2 When separate contracts are awarded for different portions of the Project or other construction or operations on the site, the term
"Construction Manager" in the Contract Documents in each case shall mean the Contractor who executes each separate Owner-Contractor Agreement.

6.1.3 The Construction Manager shall provide for coordination of the activities of the Owner's own forces and of each separate contractor with the Work of the Construction Manager, who shall cooperate with them. The Construction Manager shall participate with other separate contractors and the Development Manager in reviewing their construction schedules when directed to do so. The Construction Manager shall make any revisions to the construction schedule deemed necessary after a joint review and mutual agreement. The construction schedules shall then constitute the schedules to be used by the Construction Manager, separate contractors and the Owner until subsequently revised. Owner's contracts with such other contractors shall delegate such coordination responsibility to Construction Manager. In addition, any such separate contract to be assigned to Construction Manager shall be in accordance with Section 2.5 of the Agreement.

6.1.4 Unless otherwise provided in the Contract Documents, when the Owner performs construction or operations related to the Project with the Owner's own forces, the Owner shall be deemed to be subject to the same obligations and to have the same rights which apply to the Construction Manager under the Conditions of the Contract, including, without excluding others, those stated in Article 3, this Article 6 and Articles 10, 11 and 12.

6.2      MUTUAL RESPONSIBILITY

6.2.1 The Construction Manager shall afford the Owner and separate contractors reasonable opportunity for introduction and storage of their materials and equipment and performance of their activities and shall connect and coordinate the Construction Manager's construction and operations with theirs as required by the Contract Documents.

6.2.2 If part of the Construction Manager's Work depends for proper execution or results upon construction or operations by the Owner or a separate contractor, the Construction Manager shall, prior to proceeding with that portion of the Work, promptly report to the Architect and Development Manager apparent discrepancies or defects in such other construction that would render it unsuitable for such proper execution and results. Failure of the Construction Manager to so report shall constitute an acknowledgment that the Owner's or separate contractor's completed or partially completed construction is fit and proper to receive the Construction Manager's Work, except as to defects not then reasonably discoverable.

6.2.3 The Owner shall be reimbursed by the Construction Manager for costs incurred by the Owner which are payable to a separate contractor because of delays, improperly timed activities or defective construction of the Construction Manager.

6.2.4 The Construction Manager shall promptly remedy damage wrongfully caused by the Construction Manager to completed or partially completed construction or to property of the Owner or separate contractors as provided in Subparagraph 10.2.5.

6.2.5 The Owner and each separate contractor shall have the same responsibilities for cutting and patching as are described for the Construction Manager in Paragraph 3.14.

6.3      OWNER'S RIGHT TO CLEAN UP

6.3.1 If a dispute arises among the Construction Manager, separate contractors and the Owner as to the responsibility under their respective contracts for maintaining the premises and surrounding area free from waste materials and rubbish, the Owner may clean up and the Architect will allocate the cost among those responsible.

ARTICLE 7.        CHANGES IN THE WORK

7.1      CHANGES

7.1.1 Changes in the Work may be accomplished after execution of the Contract, and without invalidating the Contract, by Change Order or Construction Change Directive, subject to the limitations stated in this Article 7 and elsewhere in the Contract Documents.

7.1.2 A Change Order shall be based upon agreement among the Owner, Development Manager, Construction Manager and Architect; a Construction Change Directive requires agreement by the Development Manager and Architect and may or may not be agreed to by the Construction Manager.

7.1.3 Changes in the Work shall be performed under applicable provisions of the Contract Documents, and the Construction Manager shall proceed promptly, unless otherwise provided in the Change Order or Construction Change Directive.

7.2      CHANGE ORDERS

7.2.1 A Change Order is a written instrument prepared by the Architect and signed by the Development Manager, Construction Manager and Architect, stating their agreement upon all of the following:

..1       a change in the Work;

..2       the amount of the adjustment, if any, in the Cost of the Work ; and

..3       the extent of the adjustment, if any, in the Contract Time.

..4       Methods used in determining adjustments to the Cost of the Work may include those listed in Subparagraph 7.3.3.

7.3      CONSTRUCTION CHANGE DIRECTIVES

7.3.1 A Construction Change Directive is a written order prepared by the Architect and signed by the Development Manager and Architect, directing a change in the Work prior to agreement on adjustment, if any, in the Cost of the Work or Contract Time, or both. The Development Manager may by Construction Change Directive, without invalidating the Contract, order changes in the Work within the general scope of the Contract consisting of additions, deletions or other revisions, the Contract Sum and Cost of the Work being adjusted accordingly.

7.3.2 A Construction Change Directive shall be used in the absence of total agreement on the terms of a Change Order.

7.3.3 If the Construction Change Directive provides for an adjustment to the Cost of the Work, the adjustment shall be based on one of the following methods:

..1       mutual acceptance of a lump sum properly itemized and supported by sufficient substantiating data to permit evaluation;

..2       unit prices stated in the Contract Documents or subsequently agreed upon;

..3       cost to be determined in a manner agreed upon by the parties and a mutually acceptable fixed or percentage fee; or

..4       as provided in Subparagraph 7.3.6.

7.3.4 Upon receipt of a Construction Change Directive, the Construction Manager shall promptly proceed with the change in the Work involved and advise the Architect of the Construction Manager's agreement or disagreement with the method, if any, provided in the Construction Change Directive for determining the proposed adjustment in the Cost of the Work or Contract Time.

7.3.5 A Construction Change Directive signed by the Construction Manager indicates the agreement of the Construction Manager therewith, including adjustment in Cost of the Work and Contract Time or the method for determining them. Such agreement shall be effective immediately and shall be recorded as a Change Order.

7.3.6 If the Construction Manager does not respond promptly or disagrees with the method for adjustment in the Cost of the Work, the method and the adjustment shall be determined by the Architect on the basis of reasonable expenditures and savings of those performing the Work attributable to the change. The Construction Manager's Fee shall only be adjusted if and to the extent set forth in the Agreement. In such case, and also under Clause 7.3.3.3, the Construction Manager shall keep and present, in such form as the Architect may prescribe, an itemized accounting together with appropriate supporting data. Unless otherwise provided in the Contract Documents, costs for the purposes of this Subparagraph 7.3.6 shall be limited to the types of costs set forth in Section 6.1 of the Agreement.

7.3.7 The amount of credit to be allowed by the Construction Manager to the Owner for a deletion or change which results in a net decrease in the Contract Sum shall be actual net cost as confirmed by the Architect.

7.3.8 Pending final determination of the total cost of a Construction Change Directive to the Owner, amounts not in dispute for such changes in the Work shall be included in Applications for Payment accompanied by a Change Order indicating the parties' agreement with part or all of such costs. For any portion of such cost that remains in dispute, the Architect will make an interim determination for purposes of monthly certification for payment for those costs. That determination of cost shall adjust the Contract Sum on the same basis as a Change Order, subject to the right of either party to disagree and assert a Claim in accordance with Article 4.

7.3.9 When the Development Manager and Construction Manager agree with the determination made by the Architect concerning the adjustments in the Cost of the Work and Contract Time, or otherwise reach agreement upon the adjustments, such agreement shall be effective immediately and shall be-recorded by preparation and execution of an appropriate Change Order.

7.4      CHANGE ORDER REQUIRED.

No change in the Work shall be the basis of an addition to the Contract Sum or a change in the Contract Time unless and until such change has been specifically authorized by a Change Order executed and issued in accordance with the Contract Documents. Changes in the Work may be made without notice to Construction Manager's sureties, and absence of such notice shall not relieve such sureties of any of their obligations to Owner.

7.4.1 If a change in the Work is to be ordered, a preliminary request ("'Change Order Request"') shall be issued by Development Manager to Construction Manager describing the change and requesting the submission of a Change Order. Subject to the provisions of the Disbursement Agreement, when time does not permit the processing of a Change Order in advance of commencing the change in the Work, upon receipt of a written authorization from Development Manager, Construction Manager shall proceed with a change in the Work and Construction Manager shall concurrently proceed with submission of a Change Order. Such written authorization shall constitute a commitment by Owner and Development Manager to subsequently issue a Change Order providing for an addition to the Contract Time to complete the Work and/or an increase in the Contract Sum

7.4.2 Within three (3) days of its receipt of a Change Order Request, Construction Manager shall provide a preliminary estimate of any change in the Cost of the Work or Contract Time associated with the change described in the Change Order Request. Within ten (10) days following receipt of a Change Order Request, Construction Manager shall submit a Change Order Request to Development Manager together with the revised or new documents which, if approved by Owner, will become part of the Contract Documents setting forth any adjustment in the Cost of the Work or the Contract Time, and including an itemization of all costs of material and labor with extensions listing quantities and total costs, and a substantiation of any Claim for an extension of the Contract Time. If no Change Order request is submitted by Construction Manager within such period, it shall be conclusively presumed that the change described in the Change Order Request does not call for any Work that results in an increase in the Cost of the Work or the Contract Time, and such change shall be performed by Construction Manager without any such increase. If Construction Manager is unable to submit the above information within the time limit it shall notify Development Manager in writing, setting forth for Development Manager's approval a date by which Construction Manager will submit the information as well as schedule for the performance of the Work for which a Change Order will be forthcoming.

7.4.3 If Development Manager accepts a Change Order submitted by Construction Manager, upon execution by Owner the Cost of the Work and the Contract Time shall be adjusted as provided in the Change Order.

7.4.4 Nothing contained herein shall limit the right of the Development Manager to order changes in Work by Change Orders that have not been signed by Construction Manager, and Construction Manager shall promptly perform all Work required under the Contract Documents or a Change Order. Any disputes as to the amount of change to the Contract Time or the Contract Amount with respect to a Change Order which is not executed by Construction Manager shall be resolved in the manner set forth in the Agreement.

ARTICLE 8.        TIME

8.1      DEFINITIONS

8.1.1 Unless otherwise provided, Contract Time is the period of time, including authorized adjustments, allotted in the Contract Documents for Substantial Completion of the Work.

8.1.2 The date of commencement of the Work is the date established in the Agreement.

8.1.3 The date of Substantial Completion is the date certified by the Architect in accordance with Paragraph 9.8.

8.1.4 The term "day" as used in the Contract Documents shall mean calendar day unless otherwise specifically defined.

8.2      PROGRESS AND COMPLETION

8.2.1 Time limits stated in the Contract Documents are of the essence of the Contract. By executing the Agreement the Construction Manager confirms that the Contract Time is a reasonable period for performing the Work.

8.2.2 The Construction Manager shall not knowingly, except by agreement or instruction of the Development Manager in writing, prematurely commence operations on the site or elsewhere prior to the effective date of insurance required by Article 11 to be furnished by the Construction Manager and Owner. The date of commencement of the Work shall not be changed by the effective date of such insurance.

8.2.3 The Construction Manager shall proceed expeditiously with adequate forces and shall achieve Substantial Completion within the Contract Time.

8.3      DELAYS AND EXTENSIONS OF TIME

8.3.1 If the Construction Manager is materially delayed at any time in the commencement or progress of the Work by an act or neglect of the Owner or Architect, or of an employee of either, or of a separate contractor employed by the Owner, or by changes ordered in the Work, as reflected in the Change Orders approved by Development Manager that provide for the Contract Time to be extended, or Project related strikes which cause delays to the Work in excess of seven (7) days in the aggregate, fire, unanticipated significant delay in deliveries or unavoidable casualties, all of which are beyond the Construction Manager's or any Subcontractor's control (other than weather, which shall be governed by Paragraph 4.3.7.2), and not reasonably foreseeable by Construction Manager or any Subcontractor, or by delay authorized by the Development Manager pending mediation and arbitration, then the Contract Time shall be extended by Change Order for such reasonable time as the Development Manager may determine. A time extension shall be Construction Manager's sole remedy for all such delays other than those resulting from the actions or neglect of Owner, the Architect or Owner's separate contractors, and no increase in the Contract Sum shall result therefrom except as specified in the Contract Documents.

8.3.2 Claims relating to time shall be made in accordance with applicable provisions of Paragraph 4.3.

8.3.3 This Paragraph 8.3 does not preclude recovery of damages for delay by either party under other provisions of the Contract Documents.

ARTICLE 9.        PAYMENTS AND COMPLETION

9.1      INTENTIONALLY DELETED

9.2      SCHEDULE OF VALUES

9.2.1 Before the first Application for Payment, the Construction Manager shall submit to the Development Manager for its approval a detailed schedule of values allocated to various portions of the Work, prepared in such form and supported by such data to substantiate its accuracy as the Development Manager may reasonably require. This schedule, unless objected to by the Development Manager, shall be used as a, but not the only, basis for reviewing the Construction Manager's Applications for Payment.

9.2.2 The Construction Manager and each Subcontractor shall prepare a trade payment breakdown for the Work for which each is responsible, such breakdown being submitted on a uniform standardized form approved by the Development Manager. The form shall be divided in detail sufficient to exhibit areas, floors and/or sections of the Work, and/or by convenient units and shall be updated as required by the Development Manager as necessary to reflect (a) description of Work (listing labor and material separately), (b) total value,
(c) percent of the Work completed to date, (d) value of Work completed to date, (e) percent of previous amount billed, and (f) previous amount billed. Any trade breakdown that fails to provide sufficient detail, is unbalanced or exhibits front-end loading of the value of the Work shall be rejected. If a trade breakdown had been initially approved and subsequently used, but was later found to be in error, sufficient funds shall be withheld from future Applications for Payment to ensure an adequate reserve (exclusive of normal retainage) to complete the Work.

9.3      APPLICATIONS FOR PAYMENT

9.3.1 Construction Manager shall submit to the Development Manager and Architect an itemized Application for Payment for operations completed in accordance with the schedule of values at the times set forth in the Agreement. Such application shall be notarized, if required, and supported by such data substantiating the Construction Manager's right to payment as the Development Manager, Trustee or Architect may require, such as copies of requisitions from Subcontractors and material suppliers, and reflecting retainage if provided for in the Contract Documents. Construction Manager shall provide with each Application for Payment unconditional lien waivers and releases in statutory form with respect to the period covered by the prior Application for Payment and conditional lien waivers and releases in statutory form covering the period related to the current Application for Payment.

9.3.1.1 As provided for in Subparagraph 7.3.8, such applications may include requests for payment on account of changes in the Work which have been properly authorized by Construction Change Directives, but not yet included in Change Orders.

9.3.1.2 Such applications may not include requests for portions of the Work for which the Construction Manager does not intend to pay to a Subcontractor or material supplier, unless such Work has been performed by others whom the Construction Manager intends to pay.

9.3.2 Unless otherwise provided in the Contract Documents, payments shall be made on account of materials and equipment delivered and suitably stored at the site for subsequent incorporation in the Work. If approved in advance by the Owner, payment may similarly be made for materials and equipment suitably stored off the site at a location agreed upon in writing. Payment for materials and equipment stored on or off the site shall be conditioned upon compliance by the Construction Manager with procedures satisfactory to the Development Manager to establish the Owner's title to such materials and equipment or otherwise protect the Owner's interest, and shall include the costs of applicable insurance, storage and transportation to the site for such materials and equipment stored off the site.

9.3.3 The Construction Manager warrants that title to all Work covered by an Application for Payment will pass to the Owner no later than the time of payment. The Construction Manager further warrants that upon submittal of an Application for Payment all Work for which Certificates for Payment have been previously issued and payments received from the Owner shall be free and clear of liens, claims, security interests or encumbrances in favor of the Construction Manager, Subcontractors, material suppliers, or other persons or entities making a claim by reason of having provided labor, materials and equipment relating to the Work.

9.4      CERTIFICATES FOR PAYMENT

9.4.1 The Architect will, within seven days after receipt of the Construction Manager's Application for Payment, either issue to the Development Manager a Certificate for Payment, with a copy to the Construction Manager, for such amount as the Architect determines is properly due, or notify the Construction Manager and Development Manager in writing of the Architect's reasons for withholding certification in whole or in part as provided in Subparagraph 9.5.1.

9.4.2 The issuance of a Certificate for Payment will constitute a representation by the Architect to the Owner, based on the Architect's evaluations of the Work and the data comprising the Application for Payment, that the Work has progressed to the point indicated and that, to the best of the Architect's knowledge, information and belief, quality of the Work is in accordance with the Contract Documents. The foregoing representations are subject to an evaluation of the Work for conformance with the Contract Documents upon Substantial Completion, to results of subsequent tests and inspections, to correction of minor deviations from the Contract Documents prior to completion and to specific qualifications expressed by the Architect. The issuance of a Certificate for Payment will further constitute a representation that the Construction Manager is entitled to payment in the amount certified. However, the issuance of a Certificate for Payment will not be a representation that the Architect has (1) made exhaustive or continuous on-site inspections to check the quality or quantity of the Work, (2) reviewed construction means, methods, techniques, sequences or procedures, (3) reviewed copies of requisitions received from Subcontractors and material suppliers and other data requested by the Development Manager to substantiate the Construction Manager's right to payment or (4) made examination to ascertain how or for what purpose the Construction Manager has used money previously paid on account of the Contract Sum.

9.5      DECISIONS TO WITHHOLD CERTIFICATION

9.5.1 The Architect may withhold a Certificate for Payment in whole or in part, to the extent reasonably necessary to protect the Owner, if in the Architect's opinion the representations to the Owner required by Subparagraph
9.4.2 cannot be made. If the Architect is unable to certify payment in the amount of the Application, the Architect will notify the Construction Manager and Development Manager as provided in Subparagraph 9.4.l. If the Construction Manager and Architect cannot agree on a revised amount, the Architect will promptly issue a Certificate for Payment for the amount for which the Architect is able to make such representations to the Owner. The Architect may also withhold a Certificate for Payment or, because of subsequently discovered evidence or subsequent observations, may nullify the whole or a part of a Certificate for Payment previously issued, to such extent as may be necessary in the Architect's opinion to protect the Owner from loss for which the Construction Manager is responsible, including loss resulting from acts and omissions described in Subparagraph 3.3.2, because of:

    .1   defective Work not remedied;

    .2 third party claims filed or reasonable evidence indicating probable filing of such claims unless security acceptable to the Development Manager is provided by the Construction Manager;

    .3 failure of the Construction Manager to make payments properly to Subcontractors or for labor, materials or equipment;

    .4 reasonable evidence that the Work cannot be completed for the unpaid balance of the Contract Sum;

    .5   damage to the Owner or another Contractor;

    .6 reasonable evidence that the Work will not be completed within the Contract Time, and that the unpaid balance would not be adequate to cover liquidated damages for the anticipated delay; or

    .7   failure to carry out the Work in accordance with the Contract
         Documents.

9.5.2 When the above reasons for withholding certification are removed, certification will be made for amounts previously withheld.

9.5.3 If the Construction Manager disputes any determination by the Architect with regard to any Certificate of Payment, the Construction Manager nevertheless shall expeditiously continue to prosecute the Work provided all amounts not in dispute have been properly paid to Construction Manager in accordance with the Contract Documents.

9.6      PROGRESS PAYMENTS

9.6.1 After the Architect and Development Manager have each issued a Certificate for Payment, subject to any additional requirements of the Contract Documents, the Owner shall make payment in the manner and within the time provided in the Contract Documents, and the Development Manager shall so notify the Architect.

9.6.2 The Construction Manager shall promptly pay each Subcontractor, upon receipt of payment from the Owner, out of the amount paid to the Construction Manager on account of such Subcontractor's portion of the Work, the amount to which said Subcontractor is entitled, reflecting percentages actually retained from payments to the Construction Manager on account of such Subcontractor's portion of the Work. The Construction Manager shall, by appropriate agreement with each Subcontractor, require each Subcontractor to make payments to Sub-subcontractors in similar manner.

9.6.3 The Development Manager will, on request, furnish to a Subcontractor, if practicable, information regarding percentages of completion or amounts applied for by the Construction Manager and action taken thereon by the Architect, Development Manager and Owner on account of portions of the Work done by such Subcontractor.

9.6.4 Neither the Owner, Development Manager nor Architect shall have an obligation to pay or to see to the payment of money to a Subcontractor except as may otherwise be required by law.

9.6.5 Payment to material suppliers shall be treated in a manner similar to that provided in Subparagraphs 9.6.2, 9.6.3 and 9.6.4.

9.6.6 A Certificate for Payment, a progress payment, or partial or entire use or occupancy of the Project by the Owner shall not constitute acceptance of Work not in accordance with the Contract Documents.

9.6.7 Unless the Construction Manager provides the Owner with a payment bond in the full penal sum of the Contract Sum, payments received by the Construction Manager for Work properly performed by Subcontractors and suppliers shall be held by the Construction Manager for those Subcontractors or suppliers who performed Work or furnished materials, or both, under contract with the Construction Manager for which payment was made by the Owner. Nothing contained herein shall require money to be placed in a separate account and not commingled with money of the Construction Manager, shall create any fiduciary duty or tort liability on the part of the Construction Manager for breach of trust or shall entitle any person or entity to an award of punitive damages against the Construction Manager for breach of the requirements of this provision.

9.6.8 Unless Construction Manager is not in default and otherwise requests Owner not to do so as a result of Construction Manager's good faith dispute with a Subcontractor or supplier, Owner may make payments jointly to the order of Construction Manager and its Subcontractor or supplier.

9.7      FAILURE OF PAYMENT

9.7.1 Except to the extent set forth in the Contract Documents, if the Architect does not issue a Certificate for Payment, through no fault of the Construction Manager, within ten (10) days after receipt of the Construction Manager's Application for Payment, or if the Owner does not pay the Construction Manager within seven days after the date established in the Contract Documents the amount certified by the Architect or awarded by arbitration, then the Construction Manager may, upon seven additional days' written notice to the Owner and Architect, stop the Work until payment of the amount owing has been received. The Contract Time shall be extended appropriately and the Cost of the Work shall be increased by the amount of the Construction Manager's reasonable costs of shut-down, delay and start-up, plus interest as provided for in the Contract Documents.

9.8      SUBSTANTIAL COMPLETION

9.8.1 Substantial Completion is the stage in the progress of the Work when the Work or designated portion thereof is sufficiently complete in accordance with the Contract Documents, and when all required occupancy permits, if any, have been issued, so the Owner can occupy or utilize the Work for its intended use and all Work contemplated to be performed under the Contract is completed other than "punch list" items. Material aesthetic details, as determined by Development Manager in its reasonable discretion, which have not been completed shall not be deemed "punch list" items and must be completed prior to Substantial Completion being deemed to have occurred. The Construction Manager shall secure and deliver to the Owner written warranties and guarantees from all of its Subcontractors, Sub-subcontractor and suppliers bearing the date of Substantial Completion or some other date as may be agreed by the Owner and stating the period of warranty as required by the Contract Documents. The Construction Manager is responsible for the warranty of all Work, whether performed by it or by its Subcontractors at any tier.

9.8.2 When the Construction Manager considers that the Work, or a portion thereof which the Owner agrees to accept separately, is substantially complete, the Construction Manager shall prepare and submit to the Architect a comprehensive list of items to be completed or corrected prior to final payment. Failure to include an item on such list does not alter the responsibility of the Construction Manager to complete all Work in accordance with the Contract Documents.

9.8.3 Upon receipt of the Construction Manager's list, the Architect will make an inspection to determine whether the Work or designated portion thereof is substantially complete. If the Architect's inspection discloses any item, whether or not included on the Construction Manager's list, which is not sufficiently complete in accordance with the requirements of the Contract Documents, so that the Owner can occupy or utilize the Work or designated portion thereof for its intended use, the Construction Manager shall, before issuance of the Certificate of Substantial Completion, complete or correct such item upon notification by the Architect. In such case, the Construction Manager shall then submit a request for another inspection by the Architect to determine Substantial Completion.

9.8.4 When the Work or designated portion thereof is substantially complete, the Architect will prepare a Certificate of Substantial Completion which shall establish the date of Substantial Completion, shall establish responsibilities of the Owner and Construction Manager for security, maintenance, heat, utilities, damage to the Work and insurance, and shall fix the time within which the Construction Manager shall finish all items on the list accompanying the Certificate. Warranties required by the Contract Documents shall commence on the date of Substantial Completion of the Work or designated portion thereof unless otherwise provided in the Certificate of Substantial Completion.

9.8.5 The Certificate of Substantial Completion shall be submitted to the Development Manager and Construction Manager for their written acceptance of responsibilities assigned to them in such Certificate. Upon such acceptance and consent of surety, if any, the Owner shall make payment of retainage applying to such Work or designated portion thereof. Such payment shall be adjusted for Work that is incomplete or not in accordance with the requirements of the Contract Documents.

9.9      PARTIAL OCCUPANCY OR USE

9.9.1 The Owner may occupy or use any completed or partially completed portion of the Work at any stage when such portion is designated by separate agreement with the Construction Manager or in accordance with the Contract Documents, provided such occupancy or use is consented to by the insurer under the OCIP and authorized by public authorities having jurisdiction over the Work. Such partial occupancy or use may commence whether or not the portion is substantially complete, provided the Owner and Construction Manager have accepted in writing the responsibilities assigned to each of them for payments, retainage if any, security, maintenance, heat, utilities, damage to the Work and insurance, and have agreed in writing concerning the period for correction of the Work and commencement of warranties required by the Contract Documents. When the Construction Manager considers a portion substantially complete, the Construction Manager shall prepare and submit a list to the Architect as provided under Subparagraph 9.8.2. The stage of the progress of the Work shall be determined by written agreement between the Owner and Construction Manager or, if no agreement is reached, by decision of the Architect.

9.9.2 Immediately prior to such partial occupancy or use, the Development Manager, Construction Manager and Architect shall jointly inspect the area to be occupied or portion of the Work to be used in order to determine and record the condition of the Work.

9.9.3 Unless otherwise agreed upon, partial occupancy or use of a portion or portions of the Work shall not constitute acceptance of Work not complying with the requirements of the Contract Documents.

9.10     FINAL COMPLETION AND FINAL PAYMENT

9.10.1 Upon receipt of written notice that the Work is ready for final inspection and acceptance and upon receipt of a final Application for Payment, the Architect will promptly make such inspection and, when the Architect finds the Work acceptable under the Contract Documents and the Contract fully performed, the Architect will promptly issue a final Certificate for Payment stating that to the best of the Architect's knowledge, information and belief, and on the basis of the Architect's on-site visits and inspections, the Work has been completed in accordance with terms and conditions of the Contract Documents and that the entire balance found to be due the Construction Manager and noted in the final Certificate is due and payable. The Architect's final Certificate for Payment will constitute a further representation that conditions listed in Subparagraph 9.10.2 as precedent to the Construction Manager's being entitled to final payment have been fulfilled.

9.10.2 Neither final payment nor any remaining retained percentage shall become due until the Construction Manager submits to the Architect and Development Manager (1) an affidavit that payrolls, bills for materials and equipment, and other indebtedness connected with the Work for which the Owner or the Owner's property might be responsible or encumbered (less amounts withheld by Owner) have been paid or otherwise satisfied, (2) a certificate evidencing that insurance required by the Contract Documents to remain in force after final payment is currently in effect and will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Development Manager, (3) a written statement that the Construction Manager knows of no substantial reason that the insurance will not be renewable to cover the period required by the Contract Documents, (4) consent of surety, if any, to final payment, (5) all warranties and guarantees described in Section 9.8.1 and (6), if required by the Development Manager, other data establishing payment or satisfaction of obligations, such as receipts, releases and waivers of liens, claims, security interests or encumbrances arising out of the Contract, to the extent and in such form as may be designated by the Development Manager. If a Subcontractor refuses to furnish a release or waiver required by the Development Manager, the Construction Manager may furnish a bond satisfactory to the Development Manager to indemnify the Owner against such lien. If such lien remains unsatisfied after payments are made, the Construction Manager shall refund to the Owner all money that the Owner may be compelled to pay in discharging such lien, including all costs and reasonable attorneys' fees.

9.10.3 If, after Substantial Completion of the Work, final completion thereof is materially delayed through no fault of the Construction Manager or by issuance of Change Orders affecting final completion, and the Architect so confirms, the Owner shall, upon application by the Construction Manager and certification by the Architect, and without terminating the Contract, make payment of the balance due for that portion of the Work fully completed and accepted. If the remaining balance for Work not fully completed or corrected is less than retainage stipulated in the Contract Documents, and if bonds have been furnished, the written consent of surety to payment of the balance due for that portion of the Work fully completed and accepted shall be submitted by the Construction Manager to the Architect prior to certification of such payment. Such payment shall be made under terms and conditions governing final payment, except that it shall not constitute a waiver of claims.

9.10.4 Except to the extent specifically set forth to the contrary in the Contract Documents, the making of final payment shall constitute a waiver of Claims by the Owner except those arising from (i) liens, Claims, security interests or encumbrances arising out of the Contract and unsettled; (ii) failure of the Work to comply with the requirements of the Contract Documents; or (iii) terms of special warranties required by the Contract Documents.

9.10.5 Acceptance of final payment by the Construction Manager, a Subcontractor or material supplier shall constitute a waiver of Claims by that payee, except those Claims that have previously been properly and timely asserted by such party in the manner set forth in the Contract Documents.

ARTICLE 10.       PROTECTION OF PERSONS AND PROPERTY

10.1     SAFETY PRECAUTIONS AND PROGRAMS

10.1.1 The Construction Manager shall be responsible for initiating, maintaining and supervising all safety precautions and programs in connection with the performance of the Contract in accordance with Subparagraph 2.3.3 of the Contract.

10.2     SAFETY OF PERSONS AND PROPERTY

10.2.1 The Construction Manager shall take reasonable precautions for safety of, and shall provide reasonable protection to prevent damage, injury or loss to:

    .1   employees on the Work and other persons who may be affected thereby;

    .2 the Work and materials and equipment to be incorporated therein, whether in storage on or off the site, under care, custody or control of the Construction Manager or Subcontractors or Sub-subcontractors; and

    .3 other property at the site or adjacent thereto, such as trees, shrubs, lawns, walks, pavements, roadways, structures and utilities not designated for removal, relocation or replacement in the course of construction.

10.2.2 The Construction Manager shall give notices and comply with applicable laws, ordinances, rules, regulations and lawful orders of public authorities bearing on safety of persons or property or their protection from damage, injury or loss.

10.2.3 The Construction Manager shall erect and maintain, as required by existing conditions and performance of the Contract, reasonable safeguards for safety and protection, including posting danger signs and other warnings against hazards, promulgating safety regulations and notifying owners and users of adjacent sites and utilities.

10.2.4 When use or storage of explosives or other hazardous materials or equipment or unusual methods are necessary for execution of the Work, the Construction Manager shall exercise utmost care and carry on such activities under supervision of properly qualified personnel.

10.2.5 The Construction Manager shall promptly remedy damage and loss (other than damage or loss insured under the OCIP to property referred to in Clauses
10.2.1.2 and 10.2.1.3) caused in whole or in part by the Construction Manager, a Subcontractor, a Sub-subcontractor, or anyone directly or indirectly employed by any of them, or by anyone for whose acts they may be liable and for which the Construction Manager is responsible under Clauses 10.2.1.2 and 10.2.1.3, except damage or loss attributable to acts or omissions of the Owner or Architect or anyone directly or indirectly employed by either of them, or by anyone for whose acts either of them may be liable, and not attributable to the fault or negligence of the Construction Manager. The foregoing obligations of the Construction Manager are in addition to the Construction Manager's obligations under Paragraph 3.18.

10.2.6 The Construction Manager shall designate a responsible member of the Construction Manager's organization at the site whose duty shall be the prevention of accidents. This person shall be the Construction Manager's superintendent unless otherwise designated by the Construction Manager in writing to the Development Manager and Architect.

10.2.7 The Construction Manager shall not load or permit any part of the construction or site to be loaded so as to endanger its safety.

10.2.8 Construction Manager shall maintain Work, materials and apparatus free from injury or damage from rain wind, storms, frost or heat. If adverse weather makes it impossible to continue operations safely in spite of weather precautions, the Construction Manager shall cease Work and notify the Development Manager and the Architect of such cessation. The Construction Manager shall not permit fires on the Project site.

10.2.9 In addition to its other obligations pursuant to this Article 10, the Construction Manager shall, at its sole cost and expense, promptly repair any damage or disturbance to walls, utilities sidewalks, curbs and the property of third parties (including municipalities) resulting from the performance of the Work, whether by it or by its Subcontractors at any tier. The Construction Manager shall maintain streets in good repair and traversable condition.

10.3     HAZARDOUS MATERIALS

10.3.1 For the purposes of the Contract Documents the term "Haz Mat" shall mean any hazardous or toxic chemicals, materials, substances or any other regulated pollutants, irritants or contaminants, including but not limited to asbestos, PCBs, petroleum, hazardous waste or radioactive materials.

10.3.2 As between the Owner and Construction Manager, the Owner shall be responsible for any Haz Mat uncovered or revealed at the site which was not shown or identified in the Contract Documents to be within the scope of the Work and which may present a substantial danger to persons or property exposed thereto in connection with the Work at the site or which is required to be removed in accordance with any law or regulatory order (a "Hazardous Condition").

10.3.3 The Owner and Development Manager shall not be responsible for any Haz Mat brought to site by the Construction Manager or its Subcontractors, subconsultants or suppliers of any tier or anyone else for whom the Construction Manager is responsible unless such Haz Mat was required by the Contract Documents.

10.3.4 The Construction Manager shall immediately (i) stop all work in connection with such Hazardous Condition in only the area of the site affected thereby, and (ii) notify the Development Manager (and thereafter promptly confirm such notice to same in writing).

10.3.5 The Development Manager shall promptly determine the necessity of retaining a qualified expert to evaluate such Hazardous Condition or take corrective action, if any. The Construction Manager shall not be required to resume work in connection with such Haz Mat or Hazardous Condition in any such area of the site until after the Development Manager has obtained any required permits related thereto and delivered to the Construction Manager special written notice (i) specifying that such condition and any affected area is or has been rendered safe for the resumption of Work, or (ii) specifying any special conditions under which such Work may be resumed safely. If the Development Manager and the Construction Manager cannot agree as to entitlement to, or the amount or extent of, an adjustment, if any, to the Contract Price as a result of such work stoppage or such special conditions under which Work is agreed by the Construction Manager to be resumed, an adjustment, if requested by the Construction Manager, shall be made therefore as provided in Subparagraph 5.4 of the Agreement.

10.3.6 If after the receipt of such special written notice the Construction Manager does not agree to resume such Work based on a reasonable belief that it is unsafe, or does not agree to resume such work under such special conditions, then the Development Manager may order such portion of the Work that is in connection with Haz Mat or Hazardous Condition in such affected area to be deleted from the Work. If the Development Manager and Construction Manager cannot agree as to entitlement to or the amount or extent of an adjustment, if any, in the Contract Price as a result of deleting such portion of the Work, then the dispute shall be referred as provided for in subparagraph 9.2 of the Agreement. Notwithstanding any other provisions of the Contract to the contrary, the Owner reserves the right to have such deleted portion of the Work performed by its own or other forces.

10.3.7 The Owner shall indemnify and hold harmless the Construction Manager, its directors, employees, agents, subconsultants and Subcontractors of any tier and each and any of them from and against all claims, costs, losses and damages (including reasonable attorneys' fees, and all court or arbitration or other dispute resolution costs) arising out of or resulting from Hazardous Conditions, provided that any such claim, loss, cost or damage is attributable to bodily injury, sickness, disease or death, or to injury to or destruction of tangible property (other than the Work itself), except to the extent such claims, costs, losses or damages result from the negligence or willful misconduct of the Construction Manager, its Subcontractors, subconsultants or suppliers of any tier.

10.3.8 The Construction Manager shall indemnify and hold harmless the Owner and Development Manager, their directors, employees, agents, and consultants and each and any of them from and against all claims, costs, losses and damages (including reasonable attorneys' fees, and all court or arbitration or other dispute resolution costs) arising out of or resulting from the negligence or willful misconduct of the Construction Manager, its directors, employees, agents, subconsultants and Subcontractors of any tier and each and any of them relating to any Haz Mat.

10.4     PROTECTION OF ENDANGERED SPECIES AND ARTIFACTS

10.4.1 Construction Manager shall use its best efforts to avoid any damage or disturbance to archeological artifacts or remnants or endangered species located at the site, and shall conduct the Work in accordance with all applicable laws and regulations of any public body having jurisdiction for the protection of such archeological artifacts or remnants or endangered species and shall take all necessary actions to protect such archeological artifacts or remnants or endangered species.

10.4.2 Upon encountering any such archeological artifacts or remnants or endangered species at the site, Construction Manager shall immediately (i) stop all work only in the area of the site affected thereby, and (ii) immediately notify the Development Manager (and thereafter promptly confirm such notice to same in writing).

10.4.3 The Development Manager shall promptly determine the necessity of retaining a qualified expert to evaluate such archeological artifacts or remnants or endangered species at the site. The Construction Manager shall not be required to resume work in any affected area of the site until after the Development Manager has obtained any required permits related thereto and delivered to the Construction Manager special written notice (i) specifying that such condition and any affected area is or has been rendered ready for the resumption of Work, or (ii) specifying any special conditions under which such Work may be resumed in accordance with all applicable laws. If the Development Manager and the Construction Manager cannot agree as to entitlement to, or the amount or extent of, an adjustment, if any, to the Contract Price as a result of such work stoppage or such special conditions under which Work is agreed by the Construction Manager to be resumed, an adjustment, if requested by the Construction Manager, shall be made therefore as provided in Subparagraph 5.3 of the Agreement.

10.5     EMERGENCIES

10.5.1 In an emergency affecting safety of persons or property, the Construction Manager shall act, at the Construction Manager's discretion, to prevent threatened damage, injury or loss. Additional compensation or extension of time claimed by the Construction Manager on account of an emergency shall be determined as provided in Paragraph 4.3 and Article 7.

ARTICLE 11.       INSURANCE AND BONDS

11.1     CONSTRUCTION MANAGER'S INSURANCE

11.1.1 The Construction Manager shall purchase, pay for and maintain in full force and effect from a company or companies lawfully authorized by the California Insurance Commissioner to do business of the State of California and from such insurers as are reasonably acceptable to Development Manager the policies of insurance set forth on Exhibit 11.1.1 hereto. All insurance policies required under this Section 11.1 shall be carried by insurance companies with at least an "A" and "V" rating by the A. M. Best Company.

11.1.2 The insurance required by Subparagraph 11.1.1 shall be written for not less than limits of liability specified in the Contract Documents or required by law, whichever coverage is greater. All coverages shall be maintained without interruption from date of commencement of the Work until date of final payment or termination of any coverage required to be maintained after final payment as required by this Agreement.

11.1.3 Certificates of Insurance in conformance with all provisions of this Agreement and otherwise acceptable to the Development Manager shall be filed with the Development Manager prior to commencement of any of the Work. In addition to the requirements specified in Exhibit 11.1.1, these certificates and the insurance policies required by this Paragraph 11.1 shall contain a provision that coverages afforded under the policies will not be canceled or allowed to expire until at least 30 days' prior written notice has been given to the Development Manager. If any of the foregoing insurance coverages are required to remain in force after final payment, an additional certificate evidencing continuation of such coverage shall be submitted with the final Application for Payment as required by Subparagraph 9.10.2. Information concerning reduction of coverage on account of revised limits or claims paid under the General Aggregate, or both, shall be furnished by the Construction Manager with reasonable promptness in accordance with the Construction Manager's information and belief.

11.1.4 The amount and types of insurance coverages required herein shall not be construed to be a limitation of the liability on the part of the Construction Manager, any contractor, or any of their Subcontractors. Any type of insurance or any increase of limits of liability not described above which the Construction Manager requires for its own protection or on account of statute shall be its own responsibility and at its own expense. The carrying of the insurance described shall in no way be interpreted as relieving the Construction Manager of any responsibility or liability under the Contract Documents.

11.1.5 The Construction Manager shall file certificates of such insurance with Development Manager, which shall be subject to the Development Manager's approval for adequacy of protection, including the satisfactory character of any Insurer. If requested of the Construction Manager, a certified copy of the actual policy(s) with appropriate endorsement(s) and other documents shall be provided to the Development Manager.

11.1.6 In the event of failure of the Construction Manager to furnish and maintain said insurance and to furnish satisfactory evidence thereof, the Owner shall have the right to take out and maintain same coverages for all parties on behalf of the Construction Manager who also agrees to furnish all necessary information thereof and to pay the cost thereof to the Owner immediately upon presentation of a premium invoice.

11.1.7 The same conditions and requirements of this Section 11.1 will apply under the Contract Documents to each Subcontractor of every tier. Copies of certificates of insurance for Subcontractors and Sub-subcontractors must be filed with Development Manager within five (5) business days after a Subcontractor is on site. Failure to provide evidence of such insurance can result in the Subcontractor being removed from the site until proper coverage is verified. Any cost of resulting delay will be to the account of the Construction Manager.

11.2     OWNER'S CONTROLLED INSURANCE PROGRAM

11.2.1 Notwithstanding anything to the contrary in the Contract Documents, unless specified otherwise by the Development Manager, Construction Manager and all Subcontractors of every tier will be insured under "Owner-furnished insurance coverages," herein referred to as an "OCIP." Construction Manager, all contractors, and Subcontractors will be enrolled under the OCIP upon completion and acceptance of forms included in the Special Bidding instructions regarding insurance furnished by the broker appointed by the Owner. All insurance, underwriting, payroll, rating, or loss history information requested of the Construction Manager, any contractor or Subcontractor by the Owner or Development Manager must be provided within five
(5) business days of the request. Construction Manager, contractor(s) or Subcontractor(s) shall not be permitted to work on the Project until they are acknowledged to be enrolled in the OCIP by the Development Manager. At all times, Construction Manager, contractor(s), or Subcontractor(s) shall cooperate with the OCIP and its administrative broker. The coverages to be provided by Owner under the OCIP are set forth on Exhibit 11.2.1 hereof.

11.2.2 Except for completed operations coverage, it is intended the insurance furnished by the Owner under the OCIP will discontinue for Construction Manager, contractors and Subcontractors upon certified completion of their respective Work and final acceptance by either the next tier contractor, the Construction Manager, or the Development Manager, whichever has ultimate responsibility for the applicable party's Work. The OCIP may also be discontinued in the event the Project is substantially delayed for an extended period of time, or the Project is permanently terminated for any cause.

11.2.3 Under the OCIP Program, the Development Manager will issue the following coverage documents to the Construction Manager and to each insured contractor and Subcontractor:

    .1 A Worker's Compensation insurance policy;

    .2 A certificate of insurance for Comprehensive General Liability
Coverage;

    .3 Subject to any named insured rights under any other policy procured within the OCIP Program, and upon written request by such an insured, a certificate of any the following coverages: Builder's Risk, General Liability, and Excess Liability Coverage.

Construction Manager agrees not to duplicate or include any portion of its normal insurance cost, including that of its Subcontractors, in its bid process or change orders (if any) for the coverages provided by the Owner.

11.2.4 Construction Manager further agrees to cooperate fully with the Development Manager to provide the necessary insurance data and information as required in the bid specifications and associated documents furnished by the Owner and/or Development Manager during the duration of the Project or until the OCIP is terminated.

11.3     REPORTING OF CLAIMS

All potential claims for damage or loss which may be recoverable under the OCIP shall be promptly reported to the Development Manager. Development Manager shall be the sole party with authority to report and resolve claims to any insurer under the OCIP.

11.4     WAIVER OF SUBROGATION

The Owner and Construction Manager waive all rights against each other for all losses and damages caused by any perils but only to the extent covered by the policies of insurance provided under the OCIP and also waive all such rights against the Development Manager, Architect and their subconsultants of any tier, and Construction Manager's subconsultants and Subcontractors of any tier and all other parties so named as insureds in such policies for losses or damages so caused. None of the above waivers shall extend to the rights that any of the insured parties may have to any to the proceeds of insurance held by the Owner as trustee or otherwise payable under any policy so issued. The policies shall provide such waivers of subrogation by endorsement or otherwise. A waiver of subrogation shall be effective as to a person or entity even though that person or entity would otherwise have a duty of indemnification, contractual or otherwise, did not pay the insurance premium directly or indirectly, and whether or not the person or entity had an insurable interest in the property damaged.

11.5     PERFORMANCE BOND AND PAYMENT BOND

11.5.1 The Owner shall have the right to require the Construction Manager to furnish bonds covering faithful performance of the Contract and payment of obligations arising thereunder as stipulated in bidding requirements or specifically required in the Contract Documents on the date of execution of the Contract.

11.5.2 Upon the request of any person or entity appearing to be a potential beneficiary of bonds covering payment of obligations arising under the Contract, the Construction Manager shall promptly furnish a copy of the bonds or shall permit a copy to be made.

ARTICLE 12.       UNCOVERING AND CORRECTION OF WORK

12.1     UNCOVERING OF WORK

12.1.1 If a portion of the Work is covered contrary to the Architect's request or to requirements specifically expressed in the Contract Documents, it must, if required in writing by the Architect, be uncovered for the Architect's observation and be replaced at the Construction Manager's expense without change in the Contract Time or increase in the Contract Sum.

12.1.2 If a portion of the Work has been covered which the Architect has not specifically requested to observe prior to its being covered, the Architect, subject to prior written approval of the Development Manager, may request to see such Work and it shall be uncovered by the Construction Manager. If such Work is in accordance with the Contract Documents, cost of uncovering and replacement shall, by appropriate Change Order, be at the Owner's expense. If such Work is not in accordance with the Contract Documents, correction shall promptly be made at the Construction Manager's expense unless the condition was caused by the Owner or a separate Contractor in which event the Owner shall be responsible for payment of such costs.

12.2     CORRECTION OF WORK

12.2.1            BEFORE OR AFTER SUBSTANTIAL COMPLETION

12.2.1.1 The Construction Manager shall promptly correct Work rejected by the Architect, the Development Manager or any governmental authority or failing to conform to the requirements of the Contract Documents, whether discovered before or after Substantial Completion and whether or not fabricated, installed or completed. Costs of correcting such rejected Work, including additional testing and inspections and compensation for the Architect's services and expenses made necessary thereby, shall be at the Construction Manager's sole cost and expense.

12.2.2            AFTER SUBSTANTIAL COMPLETION

     12.2.2.1 In addition to the Construction Manager's obligations under Paragraph 3.5, if, within one year after the date of Substantial Completion of the Work or designated portion thereof, or after the date for commencement of warranties established under Subparagraph 9.9.1, or by terms of an applicable special warranty required by the Contract Documents, any of the Work is found to be not in accordance with the requirements of the Contract Documents, the Construction Manager shall correct it promptly after receipt of written notice from the Development Manager to do so unless the Development Manager has previously given the Construction Manager a written acceptance of such condition. During the one-year period for correction of Work, if the Development Manager fails to notify the Construction Manager and give the Construction Manager an opportunity to make the correction, the Owner waives the right to require correction by the Construction Manager or to make a claim for breach of warranty. If the Construction Manager fails to correct nonconforming Work within the time period set forth in Paragraph 2.4, the Owner may correct it in accordance with Paragraph 2.4.

     12.2.2.2 The one-year period for correction of Work shall be extended with respect to portions of Work first performed or for corrective Work completed after Substantial Completion by the period of time between Substantial Completion and the actual performance of the Work.

     12.2.2.3 The one-year period for correction of Work shall not be extended for Work which does not require corrective Work performed by the Construction Manager pursuant to this Paragraph 12.2.

12.2.3 The Construction Manager shall promptly remove from the site portions of the Work which are not in accordance with the requirements of the Contract Documents and are neither corrected by the Construction Manager nor accepted by the Owner.

12.2.4 The Construction Manager shall bear the cost of correcting destroyed or damaged construction, whether completed or partially completed, of the Owner or separate Contractors caused by the Contractors correction or removal of Work which is not in accordance with the requirements of the Contract Documents.

12.2.5 Nothing contained in this Paragraph 12.2 shall be construed to establish a period of limitation with respect to other obligations which the Construction Manager might have under the Contract Documents. Establishment of the one-year period for correction of Work as described in Subparagraph 12.2.2 relates only to the specific obligation of the Construction Manager to correct the Work, and has no relationship to the time within which the obligation to comply with the Contract Documents may be sought to be enforced, nor to the time within which proceedings may be commenced to establish the Construction Manager's liability with respect to the Construction Manager's obligations other than specifically to correct the Work.

12.3     ACCEPTANCE OF NONCONFORMING WORK

12.3.1 If the Owner prefers to accept Work which is not in accordance with the requirements of the Contract Documents, the Owner may do so instead of requiring its removal and correction, in which case the Contract Sum will be reduced as appropriate and equitable. Such adjustment shall be effected whether or not final payment has been made.

ARTICLE 13.       MISCELLANEOUS PROVISIONS

13.1     GOVERNING LAW

13.1.1     The Contract shall be governed by the law of the State of California.

13.1.2 Historical lack of enforcement of any local law shall not constitute a waiver of Construction Manager's responsibility for compliance with such law in a manner consistent with the Contract Documents unless and until the Construction Manager has received written consent for the waiver of such compliance from the Owner and the agency responsible for the local law enforcement.

13.2     SUCCESSORS AND ASSIGNS

13.2.1 The Owner and Construction Manager respectively bind themselves, their partners, successors, assigns and legal representatives to the other party hereto and to partners, successors, assigns and legal representatives of such other party in respect to covenants, agreements and obligations contained in the Contract Documents. Except as provided in Subparagraph 13.2.2, neither party to the Contract shall assign the Contract in whole or in part without written consent of the other. If either party attempts to make such an assignment without such consent, that party shall nevertheless remain legally responsible for all obligations under the Contract.

13.2.2 The Owner may, without consent of the Construction Manager, collaterally assign the Contract to Trustee. The Construction Manager shall execute all consents reasonably required to facilitate such collateral assignment.

13.3     WRITTEN NOTICE

13.3.1 Written notice shall be deemed to have been duly served if delivered in person to the individual or a member of the firm or entity or to an officer of the corporation for which it was intended, or if delivered at or sent by registered or certified mail to the last business address known to the party giving notice.

13.4     RIGHTS AND REMEDIES

13.4.1 Duties and obligations imposed by the Contract Documents and rights and remedies available thereunder shall be in addition to and not a limitation of duties, obligations, rights and remedies otherwise imposed or available by law.

13.4.2 No action or failure to act by the Owner, Development Manager, Architect or Construction Manager shall constitute a waiver of a right or duty afforded them under the Contract, nor shall such action or failure to act constitute approval of or acquiescence in a breach thereunder, except as may be specifically agreed in writing.

13.5     TESTS AND INSPECTIONS

13.5.1 Tests, inspections and approvals of portions of the Work required by the Contract Documents or by laws, ordinances, rules, regulations or orders of public authorities having jurisdiction shall be made at an appropriate time. Unless otherwise provided, the Construction Manager shall make arrangements for such tests, inspections and approvals with an independent testing laboratory or entity selected by the Development Manager, or with the appropriate public authority, and Construction Manager shall bear all related costs of tests, inspections and approvals. The Construction Manager shall give the Architect and Development Manager timely notice of when and where tests and inspections are to be made so that the Architect and Development Manager may be present for such procedures. The Owner shall bear costs of tests, inspections or approvals which do not become requirements until after bids are received or negotiations concluded.

13.5.2 If the Architect, Development Manager or public authorities having jurisdiction determine that portions of the Work require additional testing, inspection or approval not included under Subparagraph 13.5.1, the Development Manager will instruct the Construction Manager to make arrangements for such additional testing, inspection or approval by an entity acceptable to the Owner, and the Construction Manager shall give timely notice to the Architect and Development Manager of when and where tests and inspections are to be made so that the Architect and Development Manager may be present for such procedures. Such costs, except as provided in Sub-paragraph 13.5.3, shall be at the Owner's expense.

13.5.3 If such procedures for testing, inspection or approval under Subparagraphs 13.5.1 and 13.5.2 reveal failure of the portions of the Work to comply with requirements established by the Contract Documents, all costs made necessary by such failure including, but not limited to, the additional testing, inspection and approval costs provided for in Subparagraph 13.5.2 and compensation for the Architect's and Development Manager's services and expenses shall be at the Construction Manager's expense.

13.5.4 Required certificates of testing, inspection or approval shall, unless otherwise required by the Contract Documents, be secured by the Construction Manager and promptly delivered to the Architect and Development Manager.

13.5.5 If the Architect or Development Manager is to observe tests, inspections or approvals required by the Contract Documents, each will do so promptly and, where practicable, at the normal place of testing.

13.5.6 Tests or inspections conducted pursuant to the Contract Documents shall be made promptly to avoid unreasonable delay in the Work.

13.6     INTEREST

13.6.1 Payments due and unpaid under the Contract Documents shall bear interest from the date payment is due at the then current discount rate of the Federal Reserve Bank of San Francisco plus two percent (2%). In no event shall any interest be due and payable by the Owner to the Construction Manager, any Subcontractor or any other party on any of the sums payable by the Owner under this Contract which the Owner is authorized to retain or prior to the time payment is due pursuant to the Contract Documents.

13.7     COMMENCEMENT OF STATUTORY LIMITATION PERIOD

13.7.1     As between the Owner and Construction Manager:

..1 Before Substantial Completion. As to acts or failures to act occurring prior to the relevant date of Substantial Completion, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events on the date of Substantial Completion;

..2 Between Substantial Completion and Final Certificate for Payment. As to acts or failures to act occurring subsequent to the relevant date of Substantial Completion and prior to issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued on the date of issuance of the final Certificate for Payment; and

..3 After Final Certificate for Payment. As to acts or failures to act occurring after the relevant date of issuance of the final Certificate for Payment, any applicable statute of limitations shall commence to run and any alleged cause of action shall be deemed to have accrued in any and all events not later than the date of any act or failure to act by the Construction Manager pursuant to any Warranty provided under Paragraph 3.5, the date of any correction of the Work or failure to correct the Work by the Construction Manager under Paragraph 12.2, or the date of actual commission of any other act or failure to perform any duty or obligation by the Construction Manager or Owner. whichever occurs last.

13.7.2 Notwithstanding any provision of Subparagraph 13.7.1 to the contrary, no applicable statute of limitations shall be deemed to have commenced with respect to any portion of the Work which is not in accordance with the requirements of the Contract Documents, which would not be visible or apparent upon conducting a reasonable investigation, and which is not discovered by the Owner until after the date which, but for this Subparagraph 13.7.2, would be the date of commencement of the applicable statute of limitations. The applicable statute of limitations instead shall be deemed to have been commenced on the earlier of (i) date of such discovery by the Owner and (ii) the date which is fifteen (15) years after the date of issuance of the final Certificate of Payment.

ARTICLE 14.       TERMINATION OR SUSPENSION OF THE CONTRACT

14.1     TERMINATION BY THE CONSTRUCTION MANAGER

14.1.1 The Construction Manager may terminate the Contract if the Work is stopped for a period of sixty (60) consecutive days through no act or fault of the Construction Manager or a Subcontractor, Sub-subcontractor or their agents or employees or any other persons or entities performing portions of the Work under direct or indirect contract with the Construction Manager, for any of the following reasons:

    .1 issuance of an order of a court or other public authority having jurisdiction which requires all Work to be stopped;

    .2 an act of government, such as a declaration of national emergency, which requires all Work to be stopped;

    .3 because the Architect has not issued a Certificate for Payment and has not notified the Construction Manager of the reason for withholding certification as provided in Subparagraph 9.4.1, or because the Owner has not made payment on a Certificate for Payment within the time stated in the Contract Documents.

14.1.2 The Construction Manager may terminate the Contract if, through no act or fault of the Construction Manager or a Subcontractor, Sub-sub-contractor or their agents or employees or any other persons performing portions of the Work under direct or indirect contract with the Construction Manager, repeated suspensions, delays or interruptions of the entire Work by the Owner as described in Paragraph 14.3 constitute in the aggregate more than 100 percent of the total number of days scheduled for completion, or 120 days in any 365-day period, whichever is less.

14.1.3 If one of the reasons described in Subparagraph 14.1.1 or 14.1.2 exists, the Construction Manager may, upon seven (7) days' written notice to the Development Manager and Architect, terminate the Contract and recover from the Owner payment for Work executed and for proven loss with respect to materials, equipment, tools, and construction equipment and machinery, including an equitable portion of Construction Manager's Fee less amounts necessary for Owner to complete any corrective Work and outstanding disputed Work.

14.1.4 If the Work is stopped for a period of 90 consecutive days through no act or fault of the Construction Manager or a Subcontractor or their agents or employees or any other persons performing portions of the Work under contract with the Construction Manager because the Owner has persistently failed to fulfill the Owner's obligations under the Contract Documents with respect to matters important to the progress of the Work, the Construction Manager may, upon seven (7) additional days' written notice to the Development Manager and the Architect, terminate the Contract and recover from the Owner as provided in Subparagraph 14.1.3.

14.2     TERMINATION BY THE OWNER FOR CAUSE

14.2.1       The Owner may terminate the Contract if the Construction Manager:

    .1 refuses or fails to supply enough properly skilled workers or proper materials;

    .2 fails to make payment to Subcontractors for materials or labor in accordance with the respective agreements between the Construction Manager and the Subcontractors:

    .3 persistently disregards laws, ordinances, or rules, regulations or orders of a public authority having jurisdiction;

    .4 otherwise is guilty of substantial breach of a provision of the Contract Documents; or

    .5 has failed to timely achieve any Milestone Date and within three (3) business days thereafter has not provided Development Manager with an alternative schedule reasonably acceptable to Development Manager which shows the Work being completed before the Outside Substantial Completion Date, provided such right to terminate shall lapse at such time as the Milestone Date is achieved or an alternative schedule is approved by Development Manager.

14.2.2 When any of the above reasons exist, the Owner may without prejudice to any other rights or remedies of the Owner and after giving the Construction Manager and the Construction Manager's surety, if any, seven days' written notice, terminate employment of the Construction Manager and may, subject to any prior rights of the surety:

    .1 take possession of the site and of all materials, equipment, tools, and construction equipment and machinery thereon owned by the Construction Manager;

    .2 accept assignment of subcontracts pursuant to Paragraph 5.4; and

    .3 finish the Work by whatever reasonable method the Owner may deem expedient. Upon request of the Construction Manager, the Development Manager shall furnish to the Construction Manager a detailed accounting of the costs incurred by the Owner in finishing the Work.

14.2.3 When the Owner terminates the Contract for one of the reasons stated in Subparagraph 14.2.1, the Construction Manager shall not be entitled to receive further payment until the Work is finished.

14.2.4 If the unpaid balance of the Contract Sum exceeds costs of finishing the Work, including compensation for the Architect's services and expenses made necessary thereby, and other damages incurred by the Owner and not expressly waived, such excess shall be paid to the Construction Manager. If such costs and damages exceed the unpaid balance, the Construction Manager shall pay the difference to the Owner. The amount to be paid to the Construction Manager or Owner, as the case may be, shall be certified by the Architect, upon application, and this obligation for payment shall survive termination of the Contract.

14.3     SUSPENSION BY THE OWNER FOR CONVENIENCE

14.3.1 The Owner may, without cause, order the Construction Manager in writing to suspend, delay or interrupt the Work in whole or in part for such period of time as the Development Manager may determine.

14.3.2 The Cost of the Work and the Contract Time shall be adjusted for increases in the cost and time caused by suspension, delay or interruption as described in Subparagraph 14.1.3. No adjustment shall be made to the extent:

    .1 that performance is, was or would have been so suspended, delayed or interrupted by another cause to the extent for which the Construction Manager is responsible; or

    .2 that an equitable adjustment is made or denied under another provision of the Contract.

14.4     TERMINATION BY THE OWNER FOR CONVENIENCE

14.4.1 The Owner may, at any time, terminate the Contract for the Owner's convenience and without cause.

14.4.2 Upon receipt of written notice from the Owner of such termination for the Owner's convenience, the Construction Manager shall:

..1   cease operations as directed by the Owner in the notice;

..2   take actions necessary, or that the Owner may direct, for the protection and preservation of the Work; and

..3   except for Work directed to be performed prior to the effective of termination stated in the notice, terminate all existing subcontracts and purchase orders and enter into no further subcontracts and purchase orders.

14.4.3 In case of such termination for the Owner's convenience, the Construction Manager shall be entitled to receive payment for Work executed, and costs incurred by reason of such termination, along with Construction Manager's Fee on the Work not executed less amounts reasonably necessary for Owner to complete any corrective Work and outstanding disputed Work, less amounts reasonably necessary for Owner to complete any corrective Work and outstanding disputed Work.